Exhibit 10.20
                  JOINT DISTRIBUTION AGREEMENT

     THIS JOINT DISTRIBUTION AGREEMENT is entered into as of February 3, 1998, between Electronic Retailing Systems International, Inc. ("ERS"), a Delaware corporation having a place of business at 488 Main Avenue, Norwalk, Connecticut 06851-2500, and Telepanel Systems Inc. ("Telepanel"), a corporation incorporated under the Canada Business Corporations Act having a place of business at 245 Riviera Drive, Markham, Ontario, Canada L3R SJ9.

                      W I T N E S S E T H:

     WHEREAS, Telepanel has developed and in the ordinary course of business is engaged in the manufacture, distribution and installation of an electronic shelf labeling system, utilizing wireless techniques to transmit information to liquid crystal display labels at the shelf edge, for use in the retail industry (as developed by or on behalf of Telepanel, the "Telepanel System"); and

     WHEREAS, ERS has developed and in the ordinary course of business is engaged in the manufacture, distribution and installation of an electronic shelf labeling system, utilizing wireless techniques to transmit information to liquid crystal display labels at the shelf edge, for use in the retail industry (as developed by or on behalf of ERS, the "ShelfNet System"; each of the Telepanel System and ShelfNet System also referred to herein as a "system"); and

     WHEREAS, Telepanel has developed as a part of the Telepanel
System, among other items, the software which controls the Telepanel System (the "Telepanel Software") and an attachment mechanism (the "Telepanel Clip") to secure electronic shelf labels to the retail shelf edge; and

     WHEREAS, ERS and Telepanel have entered into a Combination Agreement dated October 29, 1997 (the "Combination Agreement") pursuant to the terms and subject to the conditions of which ERS and Telepanel have proposed to combine as set forth in a plan of arrangement under Canadian law; and

     WHEREAS, pending consummation of the transactions contemplated under the Combination Agreement, Telepanel desires, upon the terms and subject to the conditions hereof, to appoint ERS as its non-exclusive representative in connection with the distribution of the Telepanel System in the territory hereinafter described, and to appoint the Joint Venture (as hereinafter defined) as its exclusive representative in connection with installation of the Telepanel Systems in such territory; and


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     WHEREAS, pending consummation of the transactions
contemplated under the Combination Agreement, ERS desires, upon the terms and subject to the conditions hereof, to appoint the Joint Venture as its non-exclusive representative in connection with the distribution of the ShelfNet System in the territory hereinafter described;

     WHEREAS, pending consummation of the transactions contemplated under the Combination Agreement, Telepanel desires, upon the terms and subject to the conditions hereof, to grant to ERS a worldwide, non-exclusive license to exploit the Telepanel
Software and the Telepanel Clip; and

     WHEREAS, pending consummation of the transactions contemplated under the Combination Agreement, the parties desire to arrange for working capital for the Joint Venture, upon the terms and subject to the conditions hereinafter set forth (without limitation, including the guaranty of Telepanel and the additional security arrangements hereinafter identified);

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

                            ARTICLE I

                   Formation of Joint Venture

     ERS and Telepanel hereby agree to the formation of a joint venture (the "Joint Venture") in the form of a corporate entity, 90% of the voting stock of which, for nominal value, shall be subscribed by Telepanel and ten percent of the voting stock of which, for nominal value, shall be subscribed by ERS. The articles of incorporation and by-laws of the Joint Venture shall be in the respective forms annexed hereto as Exhibit A and Exhibit B, and shall be accompanied by the shareholder agreement in the form annexed hereto as Exhibit C (such articles of incorporation, by-laws, shareholder agreement and related documentation, hereinafter referred to as the "Joint Venture Documentation").

                           ARTICLE II

                  Appointment of Representative

     (a) Telepanel Distribution Representative. Subject to the terms and conditions hereinafter set forth, and for the Term hereinafter defined, Telepanel (on behalf of itself and its subsidiaries) hereby appoints ERS as its non-exclusive representative within and throughout the territory comprised of the United States of America (the "Territory"), to solicit orders for installation of the Telepanel System pursuant to such terms as are from time to time formulated by Telepanel, in its sole discretion.

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     (b)  ERS Distribution Representative. Subject to the terms and conditions hereinafter set forth, and for the Term hereinafter defined, ERS (on behalf of itself and its subsidiaries) hereby appoints the Joint Venture as its non-exclusive representative within and throughout the Territory, to solicit orders for the installation of the ShelfNet System pursuant to such terms as are from time to time formulated by ERS, in its sole discretion.

     (c) Distribution Non-Exclusivity. Each party hereto recognizes that the other party at any time and from time to time may appoint other representatives relative to the distribution of its system, or directly solicit orders, in the Territory; and that: (i) each party shall not be held accountable or liable to the other (or to the Joint Venture) for any activities, whether within or outside of the Territory, of any other representatives relative to the distribution of the Telepanel System or the ShelfNet System, as the case may be, and (ii) customers located within the Territory may, without utilizing the services of the non-exclusive representative appointed pursuant to this Agreement, directly or indirectly place orders for Telepanel Systems with Telepanel or ShelfNet Systems with ERS, or with any other representatives of the Telepanel System or ShelfNet System, as the case may be, and each party may fill all or any of such orders for its system at its sole election without reference to the provisions of this Agreement.

     (d) Installation Representative. Subject to the terms and conditions hereinafter set forth, and for the Term hereinafter defined, Telepanel hereby appoints the Joint Venture as its exclusive representative within and throughout the Territory (without limitation, including as to Telepanel), for the installation of the Telepanel System, and the components thereof, it being acknowledged and agreed that the Joint Venture shall subcontract any and all such rights to ERS unless in any case ERS shall have notified Telepanel that it waives such appointment with respect to any specified installation or installations (which right ERS shall exercise acting reasonably). Pursuant to such appointment, and subject to the terms and provisions of this Agreement, the Joint Venture (or ERS as subcontractor, as the case may be) shall undertake the initial installation of the network infrastructure components and modules in respect of the installations so undertaken, and the initial installation of the Telepanel System software on one computer in each such location. Notwithstanding the foregoing, Telepanel shall be solely responsible for the maintenance of the Telepanel System at each such location and shall further be responsible for the installation of any and all replacement or additional parts and the provision of any and all additional elective services ordered by a customer at any such location subsequent to the initial installation.


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                           ARTICLE III

                        Grant of License

     Subject to and in consideration of the terms and provisions of this Agreement (without limitation, the appointment granted by ERS under Paragraph (b) of Article II hereof, the installation assistance under Paragraph (d) of Article II hereof, and the working capital arrangements under Paragraph (d) of Article IV hereof), Telepanel hereby grants to ERS a non-exclusive, fully-paid, worldwide license (the "License") to develop, use, manufacture, sell and in all respects commercialize and exploit the Telepanel Software and the Telepanel Clip, and each of them and all components or portions thereof, together with all improvements thereto and modifications and extensions thereof, for the Term hereinafter specified. Without limiting the generality of the foregoing, the parties understand and agree that ERS, in the exercise of its rights under the License, shall have the right to copy and distribute all Telepanel Software and to manufacture all Telepanel Clips, in such quantities as shall be required to satisfy the market for the systems, or any of them, and Telepanel shall provide ERS with all materials, equipment, technology, object or source codes, tools or dies, patterns and designs necessary to replicate and utilize the Telepanel Software and to manufacture and use the Telepanel Clips.

                           ARTICLE IV

                            Payments

     (a) Telepanel Sales Commissions. ERS shall, on the fifteenth day of each month after the date hereof, pay to the Joint Venture a commission of ten percent of ERS Net Sales (as hereinafter defined) resulting from ShelfNet Systems installed in the Territory during the Term pursuant to firm purchase orders procured by the Joint Venture, for which payment shall have been received by ERS during the immediately preceding calendar month; provided, however, that ERS, in its sole discretion, shall have the right to accept or reject any and all orders for ShelfNet Systems. The Joint Venture shall be responsible for all expenses incurred by it in connection with its appointment under Paragraph
(a) of Article II hereof, except as otherwise specifically provided herein. For purposes of this Agreement, the term "ERS Net Sales" shall mean all amounts received by ERS with respect to a specified period from customers in respect of sales of the ShelfNet System, less (I) amounts in respect of reimbursement for local, state, provincial and national taxes and other governmental fees paid by ERS, (II) costs of shipment (III) discounts and (IV) amounts allowed on returns.

     (b) ERS Sales Commissions. During the Term, Telepanel shall, on the fifteenth day of each month after the date hereof, pay to ERS a commission of ten percent of Telepanel Net Sales (as
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hereinafter defined) resulting from Telepanel Systems installed inthe Territory during the Term pursuant to firm purchase orders procured by ERS for which payment shall have been received by Telepanel during the immediately preceding calendar month; provided, however, that Telepanel, in its sole discretion, shall have the right to accept or reject any and all orders for Telepanel Systems. ERS shall be responsible for all expenses incurred by it in connection with its appointment under Paragraph
(b) of Article II hereof, except as otherwise specifically provided herein. For purposes of this Agreement, the term "Telepanel Net Sales" shall mean all amounts received by Telepanel with respect to a specified period from customers in respect of sales of the Telepanel System, less (I) amounts in respect of reimbursement for local, state, provincial and national taxes and other governmental fees paid by Telepanel, (II) costs of shipment,
(III) discounts and (IV) amounts allowed on returns.

     (c) Installation Costs. During the Term, Telepanel shall, within ten days of each delivery by the Joint Venture of its invoice therefor, pay to ERS an amount equal to the actual cost for materials and labor incurred by the Joint Venture in connection with its activities pursuant to the appointment under Paragraph (d) of Article II hereof, plus ten percent thereof, in addition to all sales, use, excise, value added or similar tax relative thereto; and the Joint Venture shall, within ten days of each delivery by ERS of its invoice therefor pay to ERS an amount equal to the actual cost for materials and labor incurred by ERS in connection with its activities pursuant to the subcontract under Paragraph (d) of Article II hereof, plus ten percent thereof, in addition to all sales, use, excise, value added or similar tax relative thereto.

     (d) Working Capital. (i) From time to time during the Term (but in no event prior to the delivery by Telepanel to ERS of the consents contemplated by the last sentence of Paragraph (c) of
Article VI hereof, and unless Telepanel or the Joint Venture shall be in breach of any of their respective obligations under this Agreement or under the Combination Agreement), within 15 days of each certification in the form annexed hereto as Exhibit D to ERS by Telepanel, at its discretion, of: (x) the net dollar value (determined at the lower of cost on a LIFO basis or current market value) of inventory owned by Telepanel (or its subsidiaries) and relating to Telepanel Systems dedicated for installation within the Territory, and/or (y) receivables owned by Telepanel (or its subsidiaries) arising from installations within the Territory and not outstanding for more than 90 days (and to the extent, in each case under clauses (x) or (y) immediately preceding, that such inventory and receivables otherwise conform to the criteria set forth in the Security Agreement [as hereinafter defined]), ERS shall deliver to the Joint Venture an amount equal to: (I) 50% of the net dollar value of the inventory so specified, plus (II) 90% of the amount of the receivables so specified (each, a "Working Capital Advance"), but in no event greater than the borrowing
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contemporaneously requested by the Joint Venture in the form annexed hereto as Exhibit E; provided, however, that:

          (A) prior to the initial Working Capital Advance, ERS and Telepanel shall have completed and entered into the Joint Venture Documentation;

          (B) prior to the initial Working Capital Advance, the Joint Venture shall have executed and delivered to ERS a guaranteed, secured promissory note (the "Note"), in the form annexed hereto as Exhibit F, in evidence of the Working Capital Advances to be made pursuant hereto, such advances to bear interest at a rate per annum from time to time equal to the prime rate for 90-day loans to substantial commercial customers at The Bank of New York, plus 2.5%, payable monthly, subject to repayment as hereinafter described;

          (C) prior to the initial Working Capital Advance, Telepanel and each of its subsidiaries shall have executed and delivered to ERS a guaranty (collectively, the "Guaranty"), in the form annexed hereto as Exhibit G (appropriately modified in the case of each such subsidiary), of the obligations of the Joint Venture to ERS under the Note and this Agreement;

          (D) prior to the initial Working Capital Advance, the Joint Venture shall have executed and delivered to ERS a collateral security agreement in the form annexed hereto as Exhibit H-1, and Telepanel and each of its subsidiaries shall have executed and delivered to ERS a collateral security agreement in the form annexed hereto as Exhibit H-2 (appropriately modified in the case of each such subsidiary; the foregoing security agreements under this clause (D), collectively, referred to as the "Security Agreement, and the Note, the Guaranty and the Security Agreement, collectively, referred to as the "Working Capital Documentation"), in evidence of the security interest described under Paragraph
     (e) of this Article IV and containing such reasonable representations and covenants concerning such collateral requested by ERS, together with such other documentation reasonably requested by ERS in order to perfect or evidence or evaluate such interest and the inventory and receivables certified under clauses (x) or (y) immediately preceding;

          (E) Telepanel shall not deliver any certification under clauses (x) and (y) immediately preceding, and ERS shall not be obligated to make any Working Capital Advance to the Joint Venture, in the event Telepanel's outstanding indebtedness to The Toronto-Dominion Bank is in excess of its borrowing base relative to said bank;


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          (F)  prior to each Working Capital Advance, each of the
     Joint Venture and Telepanel shall deliver to ERS such additional certificates, in form and substance reasonably satisfactory to ERS, with respect to the absence of any breach by the Joint Venture, Telepanel or any Telepanel subsidiary of this Agreement or the documents contemplated hereby or the Combination Agreement, and the continued accuracy of the representations and warranties of the Joint Venture and Telepanel set forth in this Agreement and the documents contemplated hereby and in the Combination Agreement; and

          (G) at the request of ERS, the Joint Venture and Telepanel shall each provide such information and documentation as shall reasonably be requested by ERS with respect to any inventory or receivables so certified, as a prior condition to the advance by ERS of any such amount, and of the absence of assignment to the Ontario Development Corporation of any receivable so certified or otherwise arising from any installation incorporating such inventory, and such additional documents, instruments, certificates and other information, in form and substance reasonably satisfactory to ERS, as ERS may reasonably request.

Without limiting any other provision contained herein, Telepanel hereby covenants and agrees that, subsequent to the date hereof, it shall not increase the amount of any aggregate outstanding indebtedness to The Toronto-Dominion Bank to more than U.S. $1 million (or, without limiting any provision in the Combination Agreement, such other bank as shall provide terms not less favorable to Telepanel than those currently provided by The Toronto-Dominion Bank) (such permitted amount hereinafter referred to as the "Exempted Proceeds"), nor shall it in any manner incur any indebtedness in respect of the 5% Senior Convertible Notes (as defined in the Combination Agreement), or any of them; and that each Telepanel subsidiary created at any time subsequent to the date hereof shall be subject to the obligations of Telepanel's subsidiaries as if in existence on the date hereof, and that each current Telepanel subsidiary shall enter into the Guaranty and the Security Agreement and the other commitments contemplated of it hereunder at the times specified herein or at such later time as shall be expressly allowed by ERS. The proceeds of all Working Capital Advances shall be used as set forth in the Joint Venture Documentation. Notwithstanding any other provision contained in this Agreement, the aggregate amount of all Working Capital Advances made by ERS to the Joint Venture and then outstanding shall, at no time, exceed the sum of 50% of the aggregate amount of inventory certified under clause (x) of this Paragraph (d)(i) then outstanding, plus 90% of the aggregate amount of all receivables certified under clause (y) of this Paragraph (d)(i) then outstanding; and shall not, at any time, exceed U.S.$2,000,000 then outstanding. In the event outstanding Working Capital Advances at any time are in excess of the foregoing, such
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excess, together with interest thereon, shall immediately be prepaid to ERS.

     (ii) In consideration of the foregoing, and without limiting any provision contained in the Note: (x) a sum equal to the entire amount of each payment on account of any receivable certified as aforesaid, or upon any receivables directly or indirectly relating to inventory certified as aforesaid, shall immediately be delivered to ERS as a prepayment on account of the Working Capital Advances upon each such payment by the customer, and (y) an amount equal to all Offering Proceeds (as hereinafter defined) shall immediately be delivered to ERS as a prepayment on account of the Working Capital Advances upon each receipt thereof by Telepanel or any subsidiary thereof; provided, however, that all amounts evidenced by the Note shall mature and be paid by the Joint Venture to ERS within 180 days after the expiration or termination of the Term. For purposes hereof, "Offering Proceeds" shall be defined as all net proceeds derived by the Joint Venture, Telepanel or any subsidiary of Telepanel from the issuance in exchange for cash of any equity security or any evidence of indebtedness, except for the Exempted Proceeds. Furthermore, unless the Term shall have been terminated by Telepanel as a result of a Default (as hereinafter defined) occasioned by ERS, or the Combination Agreement shall have been terminated pursuant to Sections 8.1(a) or (b) thereof:

          (x) if within six months after termination of the Combination Agreement Telepanel consummates any Telepanel Competing Transaction (as defined in the Combination Agreement), other than with ERS, or Telepanel enters into a Telepanel Acquisition Agreement (as defined in the Combination Agreement) relating to a Telepanel Competing Transaction, other than with ERS, and such transaction is within such period or thereafter consummated, Telepanel shall, upon consummation, pay to ERS an additional amount (the "Additional Amount") equal to U.S.$2,000,000; and

          (y) if the Combination Agreement shall have been terminated following the disapproval thereof by the Telepanel shareholdersand the Note shall not have been satisfied within 90 days after the expiration or termination of the Term, or following the disapproval by the ERS stockholders and the Note shall not have been satisfied when due, Telepanel shall thereupon be obligated to pay to ERS an amount equal to 15% of the Additional Amount; and

          (z) if the Combination Agreement shall have been terminated following any material breach thereof by Telepanel, and the Note shall not have been satisfied when due, Telepanel shall thereupon be obligated to pay to ERS an amount equal to 15% of the Additional Amount.


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Telepanel and ERS agree that, in view of the nature of the issues likely to arise in the event of termination in the circumstances described under clauses (x) or (y) immediately preceding, it would be impracticable or extremely difficult to determine the detriment to ERS resulting from such termination, for which the parties agree ERS should be made whole, and proving such detriment, causation and foreseeability in the case of such termination would be costly, inconvenient and difficult. In requiring payment of the foregoing percentage of the Additional Amount, it is the intent of the parties to provide, as of the date of this Agreement, for a liquidated amount. Such liquidated amount shall be deemed full and adequate payment for such termination and is not intended by either party to be a penalty.

     (e) Collateral Interest. As security for the Guaranty or, in the case of the interest granted by the Joint Venture, for the
Note), Telepanel (on behalf of itself and each of its subsidiaries) hereby grants to ERS a security interest in all its and its subsidiaries' undertaking and business and all its and their property and assets and rights for the time being, both present and future, of whatsoever nature and kind and wheresoever situate, including, without limiting the generality of the foregoing, all of its and their present and future goodwill, franchises, privileges, benefits, immunities, rents, revenues, incomes, moneys, contracts, book debts, accounts receivable, negotiable and non-negotiable instruments, judgments, securities, choses in action, inventories and all other property and things of value of every kind and nature, tangible and intangible, legal or equitable, of which it or its subsidiaries may be possessed or to which it may be entitled or that may in the future be acquired by it or its subsidiaries; such interest to be subordinated only to any interest therein of The Toronto-Dominion Bank and to be prior to any other security interest granted by Telepanel or any of its subsidiaries; it being expressly understood and agreed that in the event of any deficiency in realization on any collateral so pledged, the Joint Venture and each obligor under the Guaranty shall remain obligated for payment to ERS upon the terms set forth herein and therein. In furtherance of the foregoing, Telepanel (on behalf of itself and each subsidiary) further constitutes and appoints ERS, and its successors and assigns, as the agent and true and lawful attorney or attorneys, with full power of substitution, for it and its subsidiaries and in its and their name and stead or otherwise, but at the sole expense and on behalf of and for the benefit of ERS, its successors and assigns, to collect all amounts payable to Telepanel or any of its subsidiaries under any receivables pledged as aforesaid and to assert or enforce any claim, right or title of any kind in and to such payments, and, generally to do any and all such acts and things in relation thereto as ERS, its successors or assigns, shall deem advisable. The parties agree that the appointment hereby made and the powers hereby granted are coupled with an interest and shall be irrevocable.

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                            ARTICLE V

                              Term

     (a) This Agreement (including the License granted hereby) shall commence on the date hereof and shall terminate, upon the earliest to occur of: (i) the closing under the Combination Agreement, (ii) the termination of the Combination Agreement pursuant to the terms thereof, (iii) an election by a party to terminate this Agreement, exercised as hereinafter set forth, following a Default (as hereinafter defined) occasioned by the other party, or a change in control in the other party as set forth under Paragraph (b) of Article XIV hereto, or (iv) the failure to organize and maintain the Joint Venture as a Joint Venture within the meaning of (and, without limitation, to engage in such business as set forth under) the ERS Indenture (as defined in the Combination Agreement) or of any payments by ERS under Paragraph (d) of Article IV hereof to conform to the provisions of
Section 4.05(b)(vii) of the ERS Indenture (such period herein referred to as the "Term"). Notwithstanding the foregoing, for purposes solely of the License, the Term shall extend to such additional period or periods as shall be reasonably necessary for ERS to manufacture and deliver systems subject to purchase orders received prior to the expiration or termination of the Term without reference to this sentence, and shall in all events, insofar as the subject matter of the License is utilized by any customer of ERS, extend to cover such usage.

     (b)(i)  Any of the following shall constitute a default (a
"Default") hereunder:

          (A) a party fails to perform or observe any covenant, condition or agreement under this Agreement, the Working Capital Documentation or the Joint Venture Documentation and (in the case of any such failure not relating to any provision of Article X hereof) fails to cure such breach within ten days after notice; or a party fails to perform or observe Article X hereof; or a party fails to pay any amounts to the other party which become due hereunder;

          (B) any representation or warranty made by a party hereunder, or incorporated by reference herein, or in any other instrument provided to the other party by such party, proves to have been incorrect in any material respect when made;

          (C) a proceeding under any bankruptcy, reorganization, arrangement of debts, insolvency or receivership law or assignment for creditors is filed by or against a party;


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          (D)  a party becomes insolvent or fails generally to pay
     its debts as they become due, or any items of a system in the possession of a selling or installing party are levied against or seized, or a bulk sale of the selling or installing party's inventory or assets is about to take place (or, in the case of Telepanel, The Toronto-Dominion Bank demands payment of any indebtedness, or any other indebtedness is accelerated prior to the stated maturity thereof); and

          (E) a party voluntarily dissolves or is dissolved or its existence is otherwise terminated.

     (ii) If a Default occurs, the party not causing or otherwise the subject of the Default shall have the right immediately to terminate this Agreement.

     (c) No right or remedy accrued prior to the expiration or termination of this Agreement shall be impaired as a result of any such expiration or termination. Without limiting the generality of the foregoing, the expiration or other termination of the Term shall in no manner impair or limit: (x) the obligation of either party to pay commissions under Paragraphs (a) or (b) of Article IV hereof, as the case may be, on the fifteenth day of the calendar month following expiration or termination, in respect of ERS Net Sales or Telepanel Net Sales, as the case may be, resulting from sales during the period prior to expiration or termination, (y) the obligation of Telepanel to pay amounts to the Joint Venture, or of the Joint Venture to pay amounts to ERS, under Paragraph (c) of Article IV upon presentation of invoices, following expiration or termination, in respect of installation expenses prior to expiration or termination, or (z) the obligation of the Joint Venture or any obligor under the Guaranty to pay the amounts required under Paragraph (d) of Article IV, or under the Note, or any other obligation under said paragraph, or the Note, or Paragraph (e) of Article IV, or the security interest of ERS thereunder or under the Security Agreement, the agency created under said paragraphs or the Security Agreement. No remedy of a party hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

     (d) Upon the expiration or termination of the Term, each party (and the Joint Venture) shall promptly return to the other any and all sales literature or other promotional materials theretofore delivered hereunder.

                           ARTICLE VI

              Representations and Warranties of ERS

     ERS represents, warrants and covenants to Telepanel that:

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     (a)  It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the full corporate power and authority to enter into this Agreement and perform its agreements and covenants to be performed hereunder.

     (b) The execution and delivery of this Agreement by it and the performance by it of its covenants and agreements hereunder have been duly authorized by all necessary corporate action and, when executed and delivered by it, this Agreement shall constitute its valid and legally binding agreement, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

     (c) Neither the execution and delivery of this Agreement nor the consummation or performance by it of the transactions contemplated herein will violate any provision of its certificate of incorporation or by-laws or any law, rule, regulation, writ, judgment, injunction, decree, determination, award, or other order of any court, government or governmental agency or instrumentality, domestic or foreign, binding upon it or conflict with or result in any breach of any of the terms of or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of any contract or agreement to which it is a party or by which it, or any of its assets and properties is bound.

                           ARTICLE VII

           Representations and Warranties of Telepanel

     Telepanel represents, warrants and covenants to ERS that:

     (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the full corporate power and authority to enter into this Agreement and perform its agreements and covenants to be performed hereunder.

     (b) The execution and delivery of this Agreement by it and the performance by it of its covenants and agreements hereunder have been duly authorized by all necessary corporate action and, when executed and delivered by it, this Agreement shall constitute its valid and legally binding agreement, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

     (c) Neither the execution and delivery of this Agreement nor the consummation or performance by it of the transactions contemplated herein will violate any provision of its articles of incorporation or by-laws or any law, rule, regulation, writ, judgment, injunction, decree, determination, award, or other order of any court, government or governmental agency or instrumentality, domestic or foreign, binding upon it or conflict with or result in any breach of any of the terms of or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of any contract or agreement to which it is a party or by which it, or any of its assets and properties is bound. Without limiting the generality of the foregoing, Telepanel has delivered to ERS (or prior to the operation of the provisions of Paragraph (d) of Article IV hereof or any Working Capital Advance shall deliver to ERS) appropriate consents, in form and substance reasonably satisfactory to ERS, to the operation of this Agreement executed by The Toronto-Dominion Bank, Ontario Development Corporation, Royal Bank Corporation and The VenGrowth Investment Fund, Inc.

     (d) There is no outstanding indebtedness of Telepanel or any of its subsidiaries to the Ontario Development Corporation; neither Telepanel nor any subsidiary has any additional ability to, and shall not further, borrow any amounts under any facilities with the Ontario Development Corporation; and the Ontario Development Corporation has released its interest in any and all assets of Telepanel and its subsidiaries.

                          ARTICLE VIII

                        Certain Covenants

     (a) Nothing contained in this Agreement shall confer on ERS any right or authority to formulate the terms of any Telepanel System sale, or amend the same, or enter into any agreement, or accept any order on behalf of Telepanel, all of which Telepanel, in its sole discretion, shall determine. Without limiting the generality of the foregoing, ERS shall not have any authority to, and shall not, make any representation or warranty on behalf of Telepanel (other than communication of commitments furnished by Telepanel). Telepanel shall have the sole discretion to accept or reject any order with respect to the Telepanel Systems, subject to the terms of this Agreement.

     (b) Nothing contained in this Agreement shall confer on the Joint Venture or Telepanel any right or authority to formulate the terms of any ShelfNet System sale, or amend the same, or enter into any agreement, or accept any order on behalf of ERS, all of which ERS, in its sole discretion, shall determine. Without limiting the generality of the foregoing, neither the Joint Venture nor Telepanel shall have any authority to, and shall not, make any representation or warranty on behalf of ERS (other than communication of commitments furnished by ERS). ERS shall have the sole discretion to accept or reject any order with respect to the ShelfNet System, subject to the terms of this Agreement.

     (c) Each party shall, upon the request of its representative under Paragraphs (a) or (b) of Article II hereof, furnish such representative with copies of its sales literature, in adequate quantities at cost therefor, and the requesting party shall use such literature only in the best interests of the furnishing party. Each party shall further have the right reasonably to require its sales representative hereunder to use certain notices or promotional material in connection with the promotion of its system.

     (d) From time to time, at the request of either party (or the Joint Venture) reasonably made, the requested party shall, from time to time, at the requesting party's expense, consult with the requesting party regarding training and promotion relating to the sale (and in the case of the Telepanel System, the installation) of the requested party's system. Such consultation shall involve the management, employees and sales agents of the requested party.

     (e) Subject to the provisions of this Agreement, each party hereby undertakes promptly to manufacture and deliver all systems pursuant to orders solicited by its sales representatives hereunder, provided that such order has been accepted pursuant to the terms of this Agreement by the party supplying and manufacturing such systems, and promptly send an invoice to the person for which such system was installed.

                           ARTICLE IX

                    Trademarks and Tradenames

     (a) Telepanel hereby grants to ERS, and ERS hereby grants to the Joint Venture, the non-exclusive right to use any and all of its trademarks, tradenames and service marks (collectively, the "Trademarks", and, individually, a "Trademark") as are specified in writing by the supplying party for the sole purpose of advertising and promoting its system in connection with performance hereunder, subject to withdrawal from time to time by the supplying party of any and all such rights which the supplying party wishes to discontinue the use of generally upon reasonable advance notice to the other. ERS shall submit to Telepanel, and the Joint Venture shall submit to ERS, for its approval prior to use, all advertising, marketing and other promotional material using any such Trademarks of the supplying party. Each party hereby agrees that neither it nor the Joint Venture shall, directly or indirectly, use or permit or cause the use of the Trademarks of the supplying party, or any of them, or any variant thereof, singly or in combination with any other term, except as expressly authorized by this Agreement. Except as expressly authorized by this Agreement, upon the expiration or termination of the Term, irrespective of the reason therefor, each party and the Joint Venture shall abandon immediately all use of each Trademark of the supplying party, or any variant thereof, singly or in combination with any other term.

     (b) Each party hereby agrees that, in the event that during the Term, any infringement of any Trademark relating to the sale and/or distribution of the other party's system shall occur, or litigation shall be commenced in which such Trademark is alleged to have infringed any rights held by a third party, or in any way involving any liability in connection with the products or the activities of such party hereunder, it and the Joint Venture shall, promptly after learning thereof, advise such other party of such matter and furnish to such other party, at such other party's expense, all necessary or appropriate assistance, at the election of such other party, for the prompt and effective elimination of such infringement or defense of such litigation, as the case may be.

                            ARTICLE X

                         Confidentiality

     (a) For purposes hereof the term "Confidential Material" shall be defined to mean all proprietary or confidential information heretofore or hereafter furnished to a party hereto or to the Joint Venture, or any of its directors, officers, employees or agents (each hereinafter referred to as a "Receiving Party"), by the other party hereto, or any of its directors, officers, employees or agents (each hereinafter referred to as a "Disclosing Party") or in any manner relating to the Disclosing Party or the system of the Disclosing Party or any component thereof or the proprietary plans, policies, business or affairs of the Disclosing Party, including, without limitation, data, drawings, materials and other communications concerning any manufacturing or production or other process or any research and development or marketing and/or sales plans or results related to the business of the Disclosing Party. Notwithstanding the foregoing, the term "Confidential Material" shall not include information which: (i) becomes generally available to the public other than as a result of a disclosure by the Disclosing Party, (ii) was, prior to its disclosure to the Receiving Party by the Disclosing Party, available to the Receiving Party on a non-confidential basis from a third party not bound by confidentiality to the Disclosing Party, (iii) becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party, provided that such source is not bound by confidentiality to the Disclosing Party, or (iv) was independently developed by the Receiving Party as conclusively evidenced in writing.

     (b) In connection with and as a condition to the Disclosing Party furnishing Confidential Material to the Receiving Party, the parties hereby agree that, during the Term and thereafter, the Receiving Party shall treat all Confidential Material confidentially and not disclose, reproduce, publish, distribute or by any other means disseminate, in whole or in part, any Confidential Material except in accordance herewith. Notwithstanding the foregoing or any other provision contained herein, unless otherwise agreed to by the parties hereto, the Receiving Party may not in any manner use any Confidential Material for any purpose other than in connection with performance of this Agreement.

     (c) In the event that the Receiving Party is required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Material, the Receiving Party shall provide the Disclosing Party with prompt notice thereof so that the Disclosing Party may seek an appropriate protective order and/or waive compliance by the Receiving Party with the provisions hereof; provided, however, that, if in the absence of a protective order or the receipt of waiver hereunder, the Receiving Party is, in the opinion of its counsel, compelled to disclose Confidential Material not otherwise disclosable hereunder to any legislative, judicial or regulatory body, agency or authority, or else be exposed to liability for contempt, fine or penalty, or to other censure, such Confidential Material may be so disclosed.

     (d) In view of the irreparable harm and damage which would be incurred by either ERS or Telepanel in the event of any violation of any of the provisions of this Article X or the preceding Article IX, each of ERS and Telepanel hereby consents and agrees that, if it or the Joint Venture or any of their respective shareholders, directors, officers, employees or agents violates any such provision, the non-breaching party shall be entitled to an injunction or similar equitable relief to be issued by any court of competent jurisdiction restraining the breaching party (including the Joint Venture) and its shareholders, directors, officers, employees and agents from committing or continuing any such violation.

                           ARTICLE XI

                         Indemnification

     During the Term and thereafter, each of the parties (an "Indemnifying Party") hereby agrees to indemnify and hold harmless, absolutely, unconditionally and forever, the other party, and its directors, officers, employees and agents and their respective legal representatives, successors and assigns (each, an "Indemnified Party"), from and against any and all damages, costs, expenses, losses, claims, demands, liabilities and/or obligations, including, without limitation reasonable attorney's fees (collectively, "Damages"), resulting from: (i) any breach by the Indemnifying Party (or, in the case of Telepanel as Indemnifying Party, by the Joint Venture) of any warranty, representation, agreement or covenant set forth in this Agreement or the documentation contemplated hereby; (ii) the installation, marketing, distribution, sale and/or use of its system, or any component thereof, including, without limitation, any Damages incurred due to product defects in its system; or (iii) any claim of infringement of any patents, trademarks or copyrights, or for alleged unfair competition resulting from similarity of design, trademark, or appearance of goods arising from the installation, marketing, distribution, sale and/or use of its system, or any component thereof, either alone or in combination with any other materials (without limitation, in the case of ERS, in its exercise of its rights under the License).

                           ARTICLE XII

                              Title

     Each party shall continue to own and retain title to its system, and all components thereof, and the software included therein, at all times during the Term and thereafter and nothing herein contained shall be construed as conveying to the other party any right, title or interest in the other party's system, or any component thereof, or any software included therein, except as otherwise set forth in the License granted pursuant to Article III of this Agreement and the security granted pursuant to Article IV hereof.

                          ARTICLE XIII

                   Relationship of the Parties

     It is understood between the parties that their relationship hereunder is that of independent contractors and under no circumstances shall the employees or consultants of one party be deemed to be employees or consultants of the other party. This Agreement shall not be construed as authority for either party to act for, or make any commitment on behalf of, the other party, except as expressly set forth hereunder.

                           ARTICLE XIV

                          Miscellaneous

     (a) Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, or by nationally recognized overnight courier, postage prepaid, to the addresses hereinabove specified. Any notice so addressed and mailed, shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

     (b) Assignment. Neither party has any right to sell, transfer or assign any interest it has in this Agreement, by operation of law or otherwise; it being understood and agreed that ERS may subcontract any and all installation and related obligations hereunder or sublicense its rights under the License to any vendor or subcontractor and to its customers. In the event of any such action (except as aforesaid), or in the event of any direct or indirect change in the ownership of either party so as to result in a change in control therein, this Agreement, at the election of the other party, shall be terminated forthwith.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut applicable in the case of agreements made and to be performed entirely within such state.

     (d) Captions. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

     (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (f) Entire Agreement. This Agreement and the exhibits hereto, together with the Joint Venture Documentation, the Note, the Guaranty, the Security Agreement and any other documents contemplated hereunder, contain the entire agreement between the parties hereto with respect to the transaction contemplated hereby, and supersede all prior understandings, arrangements and agreements with respect to the subject matter hereof; provided, however, that the respective representations and warranties of the parties contained under Articles 2 and 3 of the Combination Agreement, and their respective covenants contained under Sections 4.1, 4.7 and 4.11 of the Combination Agreement, are hereby incorporated by reference herein. Without limiting the generality of the foregoing, this Agreement supersedes and substitutes for the provisions of Section 4.16 of the Combination Agreement, which shall have not further effect. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced. No oral or other statement, proposal or agreement shall be binding upon either of the parties hereto.

     (g) Further Action. Each party agrees to cooperate fully with the other party and to take such further action as shall be reasonably requested by the other party to accomplish the commitments set forth herein.

     (h) No Waiver. No waiver of any provision hereof shall be valid unless it is in writing and signed by the entity seeking enforcement of such provision. No waiver of any provision hereof shall constitute a waiver of any other provision hereof, or of such provision at any other time.

     (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto entered into this Agreement as of the day and year first written above.

ELECTRONIC RETAILING SYSTEMS       TELEPANEL SYSTEMS INC.
 INTERNATIONAL, INC.



By s/Michael Luetkemeyer           By s/John Heaven
  --------------------------         ----------------------------
  Name: Michael Luetkemeyer        Name: John Heaven
  Title: Chief Financial Office    Title: Vice President Finance
                                           and Secretary

                                                       EXHIBIT A
For Ministry Use Only
A l'usage exclusif du ministere

                                       Ontario Corporation Number
                                       Numero de la societe en
                                       Ontario
                                       1258040

Ministry of Consumer and           Ministere de la Consommation
Commercial Relations               Consommation et du Commerce
CERTIFICATE                        CERTIFICAT
This is to certify that these      Ceci certifie que les
articles are effective on          presents statuts entrent
                                   en vigueur le

SEPTEMBER 29                       SEPTEMBRE, 1997
--------------------------------------------------
                  Director/Directeur

Business Corporation Act/Loi sur les societe par actions

                       ARTICLES OF INCORPORATION
                         STATUTS CONSTITUTIFS

Form 1    1.  The name of the corporation      Denomination sociale de la
Business      is:                              societe:
Corporat-     1258040 ONTARIO LIMITED
ions Act
          2.  The address of the registered    Adresse du siege social:
              office:
Formule 1
loi sur       SUITE 3000, AETNA TOWER, TORONTO-DOMINION CENTRE
les           -------------------------------------------------
societe       (Street & Number, or R.R. Number & if Multi-Office Building
par            give Room No.)
actions       (Rue et numero, ou numero de la R.R. et, s'il s'agit d'un
               edifice a bureaux, numero du bureau)

              TORONTO, ONTARIO                               M5K1N2
             ------------------------------------------------------------
             (Name of Municipality or Post Office)     (Postal Code)
             (Nom de la municipalite ou du bureau      (Code postal)
              de poste)

          3.  Number (or minimum and         Nombre (ou nombres minimal
              maximum number) of directors   et maximal)
              is:                            d'administrateurs:

              MINIMUM OF 1; MAXIMUM OF 10

   The first             Premier(s)               Resident
   director(s) is/are:   administrateur(s):       Canadian
                                                  State
                                                  Yes or No
  First name, initials  Residence address,        Resident
  and surname           giving Street & No.       canadian
  Prenom, initiales     or R.R. No.,              Oui/Non
  at nom de famille     Municipality and
                        Postal Code
                        Adresse personnelle,
                        y compris la rue et le
                        numero de la R.R., le nom
                        de la municipalite et le
                        code postal

 JEAN D. DUGUAY        408-60 MOUNTVIEW AVENUE      YES
                       TORONTO, ONTARIO
                       M6P 2L4

5.  Restrictions, if any, on       Limites, s'il y a lieu,
    business the corporation       imposees aux activites
    may carry on or on powers      commerciales ou aux
    the corporation may exercise.  pouvoirs de la societe.

    no restrictions

6.  The classes and any maximum   Categories et nombre maximal,
    number of shares that the     s'il y a lieu, d'actions que
    corporation is authorized     la societe est autorisee a
    to issue:                     emettre:

    an unlimited number of common shares.

7.  Rights, privileges,          Droits, privileges, restrictions
    restrictions and             et conditions, s'il y a lieu,
    conditions (if any)          rattache a chaque categorie
    attaching to each class      d'action et pouvoirs des
    of shares which may be       administrateurs  relatifs a
    issued in series:            chaque categorie d'actions qui
                                 peut etre emise en serie:

    not applicable.

8.  The issue, transfer or       L'emission, le transfert ou la
    ownership of shares is/is    propriete d'actions est/n est
    not restricted and the       pas restreint. Les restrictions,
    restrictions (if any)        s'il y a lieu, sont les
    are as follows:              suivantes:

   The right to transfer shares of the Corporation is restricted in that no share shall be transferred except with the consent of the Board of Directors of the Corporation, to be expressed either by a resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by a majority of the directors.

9.  Other provisions, if any,       Autres dispositions, s'il y
    are:                            a lieu:

    (a) The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

    (b) Any invitation to the public to subscribe for securities of the Corporation is prohibited.


10.  The names and addresses of    Nom et adresse des fondateurs
     the incorporators are         Full residence address or
     First name, initials and      address of registered office
     surname or corporate name     or of principal place of
     Prenom, initiale et nom de    business giving street & No.
     famille ou denomination       or R.R. No., municipality and
     sociale                       postal code
                                   Adresse personnelle au complet,
                                   adresse du siege social ou
                                   adresse de l'etablissement
                                   principal, y compris la rue
                                   et le numero, le numero de la
                                   R.R.,le nom de la municipalite
                                   et le code postal

     Jean D. DuGuay                408-60 Mountview Avenue
                                   Toronto, Ontario
                                   M6P 2L4

     These articles are signed     Les presents statuts sont signes
     in duplicate                  en double exemplaire


                     Signatures of incorporators
                     (signatures des fondateurs)

                     s/Jean D. DuGuay
                     ---------------------------
                    Jean D. DuGuay

For Ministry Use Only
A l'usage exclusif du ministere

                                       Ontario Corporation Number
                                       Numero de la societe en
                                       Ontario
                                       1258040

Ministry of Consumer and           Ministere de la Consommation
Commercial  Relations               Consommation et du Commerce
CERTIFICATE                        CERTIFICAT
This is to certify that these      Ceci certifie que les
articles are effective on          presents statuts entrent
                                   en vigueur le

December 17                        DECEMBRE, 1997
--------------------------------------------------
                  Director/Directeur

Business Corporation Act/Loi sur les societe par actions

                         ARTICLES OF AMENDMENT
                        STATUTS DE MODIFICATION

Form 3    1.  The name of the corporation     Denomination sociale de la
Business      is:                             societe:
Corporat-     1258040 ONTARIO INC.
ions Act

Formule 3 2.  The name of the corporation      Nouvelle denomination
Loi sur       is changed to (if                sociale de la societe
les           applicable):                     (s'il y a lieu):
societes
par           TELEPANEL/ERS JOINT VENTURE, INC.
actions

          3.  Date of incorporation/           Date de la constitution
              amalgamation:                    ou de la fusion:

                              1997 September 29
                              (Year, Month, Day)
                              (annee, mois, jour)

         4.  The articles of the corporation   Les statuts de la societe
             are amended as follows:           sont modifies de la facon
                                               suivante.


          1.   To change the name of the Corporation from 1258040
               Ontario Limited to Telepanel/ERS Joint Venture,
               Inc.

          2. To change the designation of the common shares to Class A common shares.

          3. To delete the rights, privileges, restrictions and conditions attached to the Class A common shares and substitute therefor the rights, privileges, restrictions and conditions set forth in the attached page 1A.

          4.   To create a new class of shares to be designated
               Class B common shares and to have attached thereto the rights, privileges, restrictions and conditions set forth in the attached page 1A.

          5. To provide that the maximum number of Class B common shares that the Corporation is authorized to issue shall be unlimited.

         Rights, Privileges, Restrictions and Conditions
    Attaching to the Class A Common and Class B Common Shares
    ---------------------------------------------------------

Common Shares

     The rights, privileges, restrictions and conditions attaching to the Class A Common Shares and the Class B Common Shares are as follows:

Voting Rights

     The holders of Class A Common Shares and Class B Common shares shall be entitled to receive notice of, and to attend, and to cast one vote for each such Class A Common Share or Class B Common Share held, at all meetings of shareholders except meetings at which only holders of a specified class or series of shares of the Corporation are entitled to vote.

Rights Upon Dissolution

     After payment to the holders of shares ranking senior to the Class A Common Shares and Class B Common Shares of the amount or amounts which they may be entitled, the holders of the Class A Common Shares and the Class B Common Shares shall be entitled to receive the remaining property of the Corporation upon dissolution.

Dividend Rights

     Subject to the prior rights of the holders of any shares ranking senior to the Class A Common Shares with respect to priority in the payment of dividends, the holders of Class A Common Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, such dividends of the board of directors of the Corporation may, from time to time, determine.

Other Rights

     Except as set out above, each Class A Common Share and Class
B Common share shall have the same rights and attributes and shall be the same in all respects.

     5.   The amendment has been duly    La modification a ete dumant
          authorized as required by      autorisee conformement aux
          Sections 168 and 170 (as       articles 168 et 170 (selon le
          applicable) of the Business    cas) de la Loi sur les societes
          Corporations Act.              par actions.

     6.   The resolution authorizing     Les actionnaires ou les
          the amendment was approved     administrateurs (selon le cas)
          by the shareholders/directors  de la societes ont approuve la
          (as applicable) of the cor-    modification le
          poration on

                               1997 December 17
     -----------------------------------------------------------------
                            (Year, Month, Day)
                            (annee, mois, jour)

     These articles are signed in        Les presents status sont
     duplicate.                          signes en double examplaire


                              1258040 Ontario Limited
                              -----------------------
                              (Name of Corporation)
                              (Denomination soclase de la societes)


                              By:/Par: s/Jean D. DuGuay
                                      ----------------------------
                                     (Signature) (Description of Office)
                                     (Signature) (Foncion)
                                     Jean D. DuGuay - President and
                                                      Secretary


                                                       EXHIBIT B

                          BY-LAW NO. 1
                               OF
                     1258040 ONTARIO LIMITED
                       (the "Corporation")

                        1. INTERPRETATION

1.1 Expressions used in this By-law shall have the same meanings as corresponding expressions in the Business Corporations Act
(Ontario) (the "Act").

                        2. CORPORATE SEAL

2.1 Until changed by the directors, the corporate seal of the Corporation shall be in the form impressed in the margin hereof.

                        3. FINANCIAL YEAR

3.1 Until changed by the directors, the financial year of the Corporation shall end on the last day of December in each year.

                          4. DIRECTORS

4.1 Number. The number of directors shall be not fewer than the minimum and not more than the maximum provided in the articles. At each election of directors the number elected shall be such number as shall be determined from time to time by special resolution or, if the directors are empowered by special resolution to determine the number, by the directors.

4.2 Quorum. A quorum of directors shall be two-fifths of the number of directors or such greater number as the directors or shareholders may from time to time determine.

4.3 Calling of Meetings. Meetings of the directors shall be held at such time and place within or outside Ontario as the Chairman of the Board, the President or any two directors may determine. A majority of meetings of directors need not be held within Canada in any financial year.

4.4 Notice of Meetings. Notice of the time and place of each meeting of directors shall be given to each director by telephone not less than 48 hours before the time of the meeting or by written notice not less than four days before the date of the meeting, provided that the first meeting immediately following a meeting of shareholders at which directors are elected may be held without notice if a quorum is present. Meetings may be held without notice if the directors waive or are deemed to waive notice.

4.5 Chairman. The Chairman of the Board, or in his absence the President if a director, or in his absence a director chosen by the directors at the meeting, shall be chairman of any meeting of directors.

4.6 Voting at Meetings. At meetings of directors each director shall have one vote and questions shall be decided by a majority of votes. In case of an equality of votes the Chairman of the meeting shall have a second or casting vote.

                           5. OFFICERS

5.1 General. The directors may from time to time appoint a Chairman of the Board, a President, one or more Vice-Presidents, a Secretary, a Treasurer and such other officers as the directors may determine.

5.2 Chairman of the Board. The Chairman of the Board, if any, shall be appointed from among the directors and when present shall be chairman of meetings of directors and shareholders and shall have such other powers and duties as the directors may determine.

5.3 President. Unless the directors otherwise determine the President shall be appointed from among the directors and shall be the chief executive officer of the Corporation and shall have general supervision of its business and affairs and in the absence of the Chairman of the Board shall be chairman of meetings of directors and shareholders when present.

5.4 Vice-President. A Vice-President shall have such powers and duties as the directors or the chief executive officer may determine.

5.5 Secretary. The Secretary shall give required notices to shareholders, directors, auditors and members of committees, act as secretary of meetings of directors and shareholders when present, keep and enter minutes of such meetings, maintain the corporate records of the Corporation, have custody of the corporate seal and shall have such other powers and duties as the directors or the chief executive officer may determine.

5.6 Treasurer. The Treasurer shall keep proper accounting records in accordance with the Act, have supervision over the safekeeping of securities and the deposit and disbursement of funds of the Corporation, report as required on the financial position of the Corporation, and have such other powers and duties as the directors or the chief executive officer may determine.

5.7 Assistants. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant unless the directors or the chief executive officer otherwise direct.

5.8 Term of Office. Each officer shall hold office until his successor is elected or appointed, provided that the directors may at any time remove any officer from office but such removal shall not affect the rights of such officer under any contract of employment with the Corporation.

                6. INDEMNIFICATION AND INSURANCE

6.1 Indemnification of Directors and Officers. The Corporation shall indemnify a director or officer, a former director or officer or a person who acts or acted at the Corporation's request as a director of officer of a body corporate of which the Corporation is or was a shareholder or creditor, and the heirs and legal representative of such a person to the extent permitted by the Act.

6.2 Insurance. The Corporation may purchase and maintain for the benefit of any person referred to in the preceding section to the extent permitted by the Act.

                         7. SHAREHOLDERS

7.1 Quorum. A quorum for the transaction of business at a meeting of shareholders shall be two persons present and each entitled to vote at the meeting.

7.2 Casting Vote. In case of an equality of votes at a meeting of shareholders the Chairman of the meeting shall have a second or casting vote.

7.3 Scrutineers. The Chairman at any meeting of shareholders may appoint one or more persons (who need not be shareholders) to act as scrutineer or scrutineers at the meeting.

                     8. DIVIDENDS AND RIGHTS

8.1 Declaration of Dividends. Subject to the Act, the directors may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation.

8.2 Cheques. A dividend payable in money shall be paid by cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at the address of such holder in the Corporation's securities register, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their address in the Corporation's securities register. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

8.3 Non-Receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses an evidence of non-receipt and of title as the directors may form time to time prescribe, whether generally or in any particular case.

8.4 Unclaimed Dividends. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

                   9. EXECUTION OF INSTRUMENTS

9.1 Deeds, transfers, assignments, agreements, proxies and other instruments may be signed on behalf of the Corporation by any two directors or by a director and an officer or by one of the Chairman of the Board, the President and a Vice-President together with one of the Secretary and the Treasurer or in such other manner as the directors may determine; except that insider trading reports may be signed on behalf of the Corporation by any one director or officer of the Corporation.

                           10. NOTICE

10.1 A notice mailed to a shareholder, director, auditor or member of a committee shall be deemed to have been given when deposited in a post office or public letter box.

10.2 Accidental omission to give any notice to any shareholder, director, auditor or member of a committee or non-receipt of any notice or any error in a notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice.

     RESOLVED THAT the foregoing by-law is made a by-law of the Corporation by the signature hereto of the sole director of the Corporation pursuant to the Business Corporations Act (Ontario), this 29th day of September, 1997.


                                   s/Jean D. DuGuay
                                   ----------------------------
                                   Jean D. DuGuay

     RESOLVED THAT the foregoing by-law is confirmed as a by-law of the Corporation by the signature hereto of the sole shareholder of the Corporation pursuant to the Business Corporations Act
(Ontario), this 29th day of September, 1997.



                                   s/Jean D. DuGuay
                                   ----------------------------
                                   Jean D. DuGuay

                                                       EXHIBIT C

                     SHAREHOLDERS AGREEMENT

     AGREEMENT dated as of February 3, 1998 by and among Telepanel/ERS Joint Venture, Inc., a corporation incorporated under the Business Corporations Act (Ontario) (the "OBCA") having a place of business at 245 Riviera Drive, Markham, Ontario, Canada L3R SJ9 (the "Joint Venture"), Electronic Retailing Systems International, Inc., a Delaware corporation having a place of business at 488 Main Avenue, Norwalk, Connecticut 06851-2500 ("ERS"), and Telepanel Systems Inc., a corporation incorporated under the Canada Business Corporations Act having a place of business at 245 Riviera Drive, Markham, Ontario, Canada L3R SJ9 ("Telepanel" and, together with ERS, hereinafter referred to, collectively, as the "Stockholders", and, individually, as a "Stockholder") .

                      W I T N E S S E T H:

     WHEREAS, the Stockholders have entered into a Joint
Distribution Agreement dated February 3, 1998 (the "Distribution
Agreement") whereunder the Stockholders agreed to form the Joint
Venture for certain purposes set out in the Distribution
Agreement; and

     WHEREAS, the Stockholders have caused the incorporation of the Joint Venture under the OBCA; and

     WHEREAS, pursuant to its articles of incorporation, the Joint Venture is authorized to issue an unlimited number of Class A Common Shares, without par value (hereinafter referred to as the "Class A Common Shares"), and an unlimited number of Class B shares, without par value (hereinafter referred to as the "Class
B Common Shares"); and

     WHEREAS, the Stockholders desire to enter into agreements with respect to certain aspects of the management and operation of the Corporation, and certain restrictions on the transfer of the Class A Common Shares and the Class B Common Shares;

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. Governing Documents. The Stockholders acknowledge that the Articles of Incorporation of the Joint Venture and its By-laws, are in the respective forms of Exhibit A and Exhibit B annexed hereto. Neither the Articles of Incorporation nor the By-laws of the Joint Venture, nor any provision contained therein, may be amended, modified, supplemented or cancelled without the consent of each Stockholder.

     2. Purposes. The Stockholders agree that the Joint Venture shall (i) serve as ERS' non-exclusive representative for the distribution of the ShelfNet System (as such term is defined in the Distribution Agreement) within the United States of America (the "Territory"), pursuant to the terms set forth in the Distribution Agreement; (ii) serve as Telepanel's exclusive representative for the installation of the Telepanel System (as such term is defined in the Distribution Agreement) in the Territory, pursuant to the terms set forth in the Distribution Agreement (and subject to the subcontract requirements thereunder); and (iii) engage in such other activities as shall from time to time be determined by written consent of each of the Stockholders. Notwithstanding the foregoing, the parties hereto agree that each shall take all action necessary and within its control to maintain the Joint Venture as a Joint Venture defined in the Indenture dated as of January 24, 1997 between ERS and United States Trust Company of New York.

     3. Subscription Agreement; Funds. Telepanel hereby subscribes for and agrees to purchase 900 Class A Common Shares, and ERS hereby subscribes for and agrees to purchase 100 Class B Common Shares, from the Corporation for a purchase price of Cdn. $.01 per share. The Joint Venture shall maintain one or more bank accounts in its own name in which shall be deposited such sums and the receipts and income received by the Joint Venture from its operations (including all Working Capital Advances pursuant to the Joint Distribution Agreement). The Stockholders hereby agree that the Joint Venture may not issue any additional Class A Common Shares or Class B Common Shares, or any other security, or any option or warrant or other right with respect thereto, or any rights convertible into any such securities, or enter into any agreements with respect to the foregoing, without the prior written consent of each Stockholder.

     4. Board of Directors. Each of the Stockholders hereby agrees that ERS shall at all times have the right to designate at least one member of the Board of Directors of the Joint Venture.

     5.   Transfer of Shares.

          (a) General. Each of the Stockholders agree that no Class A Common Shares or Class B Common Shares (or options or rights with respect thereto) shall be sold, assigned, transferred, pledged, hypothecated, extended, granted or otherwise disposed of, whether voluntarily or by operation of law, except as specifically provided under this Section 5. Any purported disposition of Class A Common Shares or Class B Common Shares in violation of this Agreement shall be void.

          (b) A Stockholder (hereinafter referred to as the "Selling Stockholder") may sell all, but not less than all, of its Class A Common Shares and Class B Common Shares in accordance with the following terms and conditions:

          (i) The Stockholder proposing to sell such shares pursuant to a bona fide offer for the purchase thereof shall give written notice (hereinafter referred to as the "Notice") to the other Stockholder (hereinafter referred to as the "Notified Stockholder") to that effect. The Notice shall specify the name of the person or persons to whom the Selling Stockholder desires to transfer such Class A Common Shares or Class B Common Shares, the dollar value per share of the consideration offered for such shares and the other terms of the proposed transfer. The Notified Shareholder shall have the right and option to purchase all, but not less than all, such Common Shares for a purchase price equal to the fair market value thereof (determined by an independent appraiser reasonably acceptable to each Stockholder). Such right and option shall be exercised by the Notified Shareholder by giving written notice of exercise to the Selling Stockholder within 30 days (hereinafter referred to as the "Reply Period") after the receipt of the Notice.

          (ii) If the Notified Shareholder shall not have exercised its right and option within the Reply Period, the Selling Stockholder shall thereafter be free for a period of 60 days to sell, assign and transfer the Class A Common Shares or Class B Common Shares to which the right and option related, on terms no less favorable to the Selling Stockholder than the terms specified in the Notice.

          (iii) Upon the Notified Stockholder's giving notice that it intends to exercise its right and option to purchase the Class A Common Shares or the Class B Common Shares of the Selling Stockholder, the Selling Stockholder shall for all purposes cease to be a stockholder of the Joint Venture. Upon receipt of such notice, the Selling Stockholder shall forthwith, and in any event within 15 days, deliver to the Notified Stockholder the certificates representing the Class A Common Shares or the Class B Common Shares to be purchased by the Notified Stockholder and thereupon, subject to determination of the purchase price thereof, the Notified Stockholder shall pay the Selling Stockholder the purchase price thereof.

     6. Representations of the Stockholders. Each Stockholder represents, warrants and covenants to the other Stockholder that:

     (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the full corporate power and authority to enter into this Agreement and perform its agreements and covenants to be performed hereunder.

     (b) The execution and delivery of this Agreement by it and the performance by it of its covenants and agreements hereunder have been duly authorized by all necessary corporate action and, when executed and delivered by it, this Agreement shall constitute its valid and legally binding agreement, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

     (c) Neither the execution and delivery of this Agreement nor the consummation or performance by it of the transactions contemplated herein will violate any provision of its certificate of incorporation or articles of incorporation, as the case may be, or by-laws or any law, rule, regulation, writ, judgment, injunction, decree, determination, award, or other order of any court, government or governmental agency or instrumentality, domestic or foreign, binding upon it or conflict with or result in any breach of any of the terms of or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of any contract or agreement to which it is a party or by which it, or any of its assets and properties is bound other than pursuant to the Distribution Agreement and the documents referred to therein prepared in connection therewith.

     7.   Legends.  Each stock certificate representing Class A
Common Shares or Class B Common Shares shall contain upon its face or upon the reverse side thereof a legend to the following effect:

     "This stock certificate represents shares which are subject to the terms and conditions of a Stockholders' Agreement dated as of February 3, 1998 (a copy of which is on file at the principal office of Telepanel/ERS Joint Venture, Inc.), and no sale, assignment, transfer, pledge, hypothecation or other disposition of such shares or any interest therein shall be made except in compliance with the terms and conditions of said Agreement."

     8.   Miscellaneous.

          (a) All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid at the address hereinabove set forth. Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

          (b) This Agreement, the documents referred to herein (and the documents referred to in such documents) contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

          (c) Unless otherwise contemplated hereunder, this Agreement and any rights and obligations hereunder shall not be assignable without the written consent of all of the parties hereto.

          (d) The parties agree to use their respective best efforts to take such actions as may be necessary or reasonably requested by the other parties hereto to carry out and consummate the transactions contemplated by this Agreement.

          (e) Except as otherwise provided herein, each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

          (f) This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario applicable in the case of agreements made and to be performed entirely within such jurisdiction.

          (g) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.
ELECTRONIC RETAILING SYSTEMS       TELEPANEL SYSTEMS INC.
 INTERNATIONAL, INC.


By                            By
  --------------------------    ---------------------------
Name:                              Name:
Title:                             Title:

TELEPANEL/ERS JOINT VENTURE, INC.


By
  --------------------------
Name:
Title:

                                                       EXHIBIT A
For Ministry Use Only
A l'usage exclusif du ministere

                                       Ontario Corporation Number
                                       Numero de la societe en
                                       Ontario
                                       1258040

Ministry of Consumer and           Ministere de la Consommation
Commercial Relations               Consommation et du Commerce
CERTIFICATE                        CERTIFICAT
This is to certify that these      Ceci certifie que les
articles are effective on          presents statuts entrent
                                   en vigueur le

SEPTEMBER 29                       SEPTEMBRE, 1997
--------------------------------------------------
                  Director/Directeur

Business Corporation Act/Loi sur les societe par actions

                       ARTICLES OF INCORPORATION
                         STATUTS CONSTITUTIFS

Form 1    1.  The name of the corporation      Denomination sociale de la
Business      is:                              societe:
Corporat-     1258040 ONTARIO LIMITED
ions Act
          2.  The address of the registered    Adresse du siege social:
              office:
Formule 1
loi sur       SUITE 3000, AETNA TOWER, TORONTO-DOMINION CENTRE
les           -------------------------------------------------
societe       (Street & Number, or R.R. Number & if Multi-Office Building
par            give Room No.)
actions       (Rue et numero, ou numero de la R.R. et, s'il s'agit d'un
               edifice a bureaux, numero du bureau)

              TORONTO, ONTARIO                               M5K1N2
             ------------------------------------------------------------
             (Name of Municipality or Post Office)     (Postal Code)
             (Nom de la municipalite ou du bureau      (Code postal)
              de poste)

          3.  Number (or minimum and         Nombre (ou nombres minimal
              maximum number) of directors   et maximal)
              is:                            d'administrateurs:

              MINIMUM OF 1; MAXIMUM OF 10

   The first             Premier(s)               Resident
   director(s) is/are:   administrateur(s):       Canadian
                                                  State
                                                  Yes or No
  First name, initials  Residence address,        Resident
  and surname           giving Street & No.       canadian
  Prenom, initiales     or R.R. No.,              Oui/Non
  at nom de famille     Municipality and
                        Postal Code
                        Adresse personnelle,
                        y compris la rue et le
                        numero de la R.R., le nom
                        de la municipalite et le
                        code postal

 JEAN D. DUGUAY        408-60 MOUNTVIEW AVENUE      YES
                       TORONTO, ONTARIO
                       M6P 2L4

5.  Restrictions, if any, on       Limites, s'il y a lieu,
    business the corporation       imposees aux activites
    may carry on or on powers      commerciales ou aux
    the corporation may exercise.  pouvoirs de la societe.

    no restrictions

6.  The classes and any maximum   Categories et nombre maximal,
    number of shares that the     s'il y a lieu, d'actions que
    corporation is authorized     la societe est autorisee a
    to issue:                     emettre:

    an unlimited number of common shares.

7.  Rights, privileges,          Droits, privileges, restrictions
    restrictions and             et conditions, s'il y a lieu,
    conditions (if any)          rattache a chaque categorie
    attaching to each class      d'action et pouvoirs des
    of shares which may be       administrateurs  relatifs a
    issued in series:            chaque categorie d'actions qui
                                 peut etre emise en serie:

    not applicable.

8.  The issue, transfer or       L'emission, le transfert ou la
    ownership of shares is/is    propriete d'actions est/n est
    not restricted and the       pas restreint. Les restrictions,
    restrictions (if any)        s'il y a lieu, sont les
    are as follows:              suivantes:

   The right to transfer shares of the Corporation is restricted in that no share shall be transferred except with the consent of the Board of Directors of the Corporation, to be expressed either by a resolution passed at a meeting of the Board of Directors or by an instrument or instruments in writing signed by a majority of the directors.

9.  Other provisions, if any,       Autres dispositions, s'il y
    are:                            a lieu:

    (a) The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who having been formerly in the employment of the Corporation, were, while in that employment, and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

    (b) Any invitation to the public to subscribe for securities of the Corporation is prohibited.


10.  The names and addresses of    Nom et adresse des fondateurs
     the incorporators are         Full residence address or
     First name, initials and      address of registered office
     surname or corporate name     or of principal place of
     Prenom, initiale et nom de    business giving street & No.
     famille ou denomination       or R.R. No., municipality and
     sociale                       postal code
                                   Adresse personnelle au complet,
                                   adresse du siege social ou
                                   adresse de l'etablissement
                                   principal, y compris la rue
                                   et le numero, le numero de la
                                   R.R.,le nom de la municipalite
                                   et le code postal

     Jean D. DuGuay                408-60 Mountview Avenue
                                   Toronto, Ontario
                                   M6P 2L4

     These articles are signed     Les presents statuts sont signes
     in duplicate                  en double exemplaire


                     Signatures of incorporators
                     (signatures des fondateurs)

                     s/Jean D. DuGuay
                     ---------------------------
                    Jean D. DuGuay

For Ministry Use Only
A l'usage exclusif du ministere

                                       Ontario Corporation Number
                                       Numero de la societe en
                                       Ontario
                                       1258040

Ministry of Consumer and           Ministere de la Consommation
Commercial  Relations               Consommation et du Commerce
CERTIFICATE                        CERTIFICAT
This is to certify that these      Ceci certifie que les
articles are effective on          presents statuts entrent
                                   en vigueur le

December 17                        DECEMBRE, 1997
--------------------------------------------------
                  Director/Directeur

Business Corporation Act/Loi sur les societe par actions

                         ARTICLES OF AMENDMENT
                        STATUTS DE MODIFICATION

Form 3    1.  The name of the corporation     Denomination sociale de la
Business      is:                             societe:
Corporat-     1258040 ONTARIO INC.
ions Act

Formule 3 2.  The name of the corporation      Nouvelle denomination
Loi sur       is changed to (if                sociale de la societe
les           applicable):                     (s'il y a lieu):
societes
par           TELEPANEL/ERS JOINT VENTURE, INC.
actions

          3.  Date of incorporation/           Date de la constitution
              amalgamation:                    ou de la fusion:

                              1997 September 29
                              (Year, Month, Day)
                              (annee, mois, jour)

         4.  The articles of the corporation   Les statuts de la societe
             are amended as follows:           sont modifies de la facon
                                               suivante.


          1.   To change the name of the Corporation from 1258040
               Ontario Limited to Telepanel/ERS Joint Venture,
               Inc.

          2. To change the designation of the common shares to Class A common shares.

          3. To delete the rights, privileges, restrictions and conditions attached to the Class A common shares and substitute therefor the rights, privileges, restrictions and conditions set forth in the attached page 1A.

          4.   To create a new class of shares to be designated
               Class B common shares and to have attached thereto the rights, privileges, restrictions and conditions set forth in the attached page 1A.

          5. To provide that the maximum number of Class B common shares that the Corporation is authorized to issue shall be unlimited.

         Rights, Privileges, Restrictions and Conditions
    Attaching to the Class A Common and Class B Common Shares
    ---------------------------------------------------------

Common Shares

     The rights, privileges, restrictions and conditions attaching to the Class A Common Shares and the Class B Common Shares are as follows:

Voting Rights

     The holders of Class A Common Shares and Class B Common shares shall be entitled to receive notice of, and to attend, and to cast one vote for each such Class A Common Share or Class B Common Share held, at all meetings of shareholders except meetings at which only holders of a specified class or series of shares of the Corporation are entitled to vote.

Rights Upon Dissolution

     After payment to the holders of shares ranking senior to the Class A Common Shares and Class B Common Shares of the amount or amounts which they may be entitled, the holders of the Class A Common Shares and the Class B Common Shares shall be entitled to receive the remaining property of the Corporation upon dissolution.

Dividend Rights

     Subject to the prior rights of the holders of any shares ranking senior to the Class A Common Shares with respect to priority in the payment of dividends, the holders of Class A Common Shares shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, such dividends of the board of directors of the Corporation may, from time to time, determine.

Other Rights

     Except as set out above, each Class A Common Share and Class
B Common share shall have the same rights and attributes and shall be the same in all respects.

     5.   The amendment has been duly    La modification a ete dumant
          authorized as required by      autorisee conformement aux
          Sections 168 and 170 (as       articles 168 et 170 (selon le
          applicable) of the Business    cas) de la Loi sur les societes
          Corporations Act.              par actions.

     6.   The resolution authorizing     Les actionnaires ou les
          the amendment was approved     administrateurs (selon le cas)
          by the shareholders/directors  de la societes ont approuve la
          (as applicable) of the cor-    modification le
          poration on

                               1997 December 17
     -----------------------------------------------------------------
                            (Year, Month, Day)
                            (annee, mois, jour)

     These articles are signed in        Les presents status sont
     duplicate.                          signes en double examplaire


                              1258040 Ontario Limited
                              -----------------------
                              (Name of Corporation)
                              (Denomination soclase de la societes)


                              By:/Par: s/Jean D. DuGuay
                                      ----------------------------
                                     (Signature) (Description of Office)
                                     (Signature) (Foncion)
                                     Jean D. DuGuay - President and
                                                      Secretary


                                                       EXHIBIT B

                          BY-LAW NO. 1
                               OF
                     1258040 ONTARIO LIMITED
                       (the "Corporation")

                        1. INTERPRETATION

1.1 Expressions used in this By-law shall have the same meanings as corresponding expressions in the Business Corporations Act
(Ontario) (the "Act").

                        2. CORPORATE SEAL

2.1 Until changed by the directors, the corporate seal of the Corporation shall be in the form impressed in the margin hereof.

                        3. FINANCIAL YEAR

3.1 Until changed by the directors, the financial year of the Corporation shall end on the last day of December in each year.

                          4. DIRECTORS

4.1 Number. The number of directors shall be not fewer than the minimum and not more than the maximum provided in the articles. At each election of directors the number elected shall be such number as shall be determined from time to time by special resolution or, if the directors are empowered by special resolution to determine the number, by the directors.

4.2 Quorum. A quorum of directors shall be two-fifths of the number of directors or such greater number as the directors or shareholders may from time to time determine.

4.3 Calling of Meetings. Meetings of the directors shall be held at such time and place within or outside Ontario as the Chairman of the Board, the President or any two directors may determine. A majority of meetings of directors need not be held within Canada in any financial year.

4.4 Notice of Meetings. Notice of the time and place of each meeting of directors shall be given to each director by telephone not less than 48 hours before the time of the meeting or by written notice not less than four days before the date of the meeting, provided that the first meeting immediately following a meeting of shareholders at which directors are elected may be held without notice if a quorum is present. Meetings may be held without notice if the directors waive or are deemed to waive notice.

4.5 Chairman. The Chairman of the Board, or in his absence the President if a director, or in his absence a director chosen by the directors at the meeting, shall be chairman of any meeting of directors.

4.6 Voting at Meetings. At meetings of directors each director shall have one vote and questions shall be decided by a majority of votes. In case of an equality of votes the Chairman of the meeting shall have a second or casting vote.

                           5. OFFICERS

5.1 General. The directors may from time to time appoint a Chairman of the Board, a President, one or more Vice-Presidents, a Secretary, a Treasurer and such other officers as the directors may determine.

5.2 Chairman of the Board. The Chairman of the Board, if any, shall be appointed from among the directors and when present shall be chairman of meetings of directors and shareholders and shall have such other powers and duties as the directors may determine.

5.3 President. Unless the directors otherwise determine the President shall be appointed from among the directors and shall be the chief executive officer of the Corporation and shall have general supervision of its business and affairs and in the absence of the Chairman of the Board shall be chairman of meetings of directors and shareholders when present.

5.4 Vice-President. A Vice-President shall have such powers and duties as the directors or the chief executive officer may determine.

5.5 Secretary. The Secretary shall give required notices to shareholders, directors, auditors and members of committees, act as secretary of meetings of directors and shareholders when present, keep and enter minutes of such meetings, maintain the corporate records of the Corporation, have custody of the corporate seal and shall have such other powers and duties as the directors or the chief executive officer may determine.

5.6 Treasurer. The Treasurer shall keep proper accounting records in accordance with the Act, have supervision over the safekeeping of securities and the deposit and disbursement of funds of the Corporation, report as required on the financial position of the Corporation, and have such other powers and duties as the directors or the chief executive officer may determine.

5.7 Assistants. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant unless the directors or the chief executive officer otherwise direct.

5.8 Term of Office. Each officer shall hold office until his successor is elected or appointed, provided that the directors may at any time remove any officer from office but such removal shall not affect the rights of such officer under any contract of employment with the Corporation.

                6. INDEMNIFICATION AND INSURANCE

6.1 Indemnification of Directors and Officers. The Corporation shall indemnify a director or officer, a former director or officer or a person who acts or acted at the Corporation's request as a director of officer of a body corporate of which the Corporation is or was a shareholder or creditor, and the heirs and legal representative of such a person to the extent permitted by the Act.

6.2 Insurance. The Corporation may purchase and maintain for the benefit of any person referred to in the preceding section to the extent permitted by the Act.

                         7. SHAREHOLDERS

7.1 Quorum. A quorum for the transaction of business at a meeting of shareholders shall be two persons present and each entitled to vote at the meeting.

7.2 Casting Vote. In case of an equality of votes at a meeting of shareholders the Chairman of the meeting shall have a second or casting vote.

7.3 Scrutineers. The Chairman at any meeting of shareholders may appoint one or more persons (who need not be shareholders) to act as scrutineer or scrutineers at the meeting.

                     8. DIVIDENDS AND RIGHTS

8.1 Declaration of Dividends. Subject to the Act, the directors may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation.

8.2 Cheques. A dividend payable in money shall be paid by cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at the address of such holder in the Corporation's securities register, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their address in the Corporation's securities register. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

8.3 Non-Receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses an evidence of non-receipt and of title as the directors may form time to time prescribe, whether generally or in any particular case.

8.4 Unclaimed Dividends. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

                   9. EXECUTION OF INSTRUMENTS

9.1 Deeds, transfers, assignments, agreements, proxies and other instruments may be signed on behalf of the Corporation by any two directors or by a director and an officer or by one of the Chairman of the Board, the President and a Vice-President together with one of the Secretary and the Treasurer or in such other manner as the directors may determine; except that insider trading reports may be signed on behalf of the Corporation by any one director or officer of the Corporation.

                           10. NOTICE

10.1 A notice mailed to a shareholder, director, auditor or member of a committee shall be deemed to have been given when deposited in a post office or public letter box.

10.2 Accidental omission to give any notice to any shareholder, director, auditor or member of a committee or non-receipt of any notice or any error in a notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice.

     RESOLVED THAT the foregoing by-law is made a by-law of the Corporation by the signature hereto of the sole director of the Corporation pursuant to the Business Corporations Act (Ontario), this 29th day of September, 1997.


                                   s/Jean D. DuGuay
                                   ----------------------------
                                   Jean D. DuGuay

     RESOLVED THAT the foregoing by-law is confirmed as a by-law of the Corporation by the signature hereto of the sole shareholder of the Corporation pursuant to the Business Corporations Act
(Ontario), this 29th day of September, 1997.



                                   s/Jean D. DuGuay
                                   ----------------------------
                                   Jean D. DuGuay

                                                       EXHIBIT D

                     COLLATERAL CERTIFICATE
Inventory, as described in and cal-
 culated pursuant to clause (x)
 of Paragraph (d)(i) of Article IV
 of Joint Distribution Agreement
 identified below, and otherwise
 meeting the criteria under said
 Paragraph (d)(i)                       U.S. $
                                             --------------
Receivables, described in and cal-
 culated pursuant to clause (y)
 of Paragraph (d)(i) of Article IV
 of Joint Distribution Agreement
 identified below, and otherwise
 meeting the criteria under said
 Paragraph (d)(i)
                                             --------------
Advance Limit - Lesser of (i)
 U.S.$2,000,000 or (ii) sum of
 50% of outstanding inventory and
 90% of outstanding receivables
                                             --------------
Outstanding borrowings of
 Telepanel/ERS Joint Venture, Inc.
 (the "Joint Venture")
                                             --------------
Outstanding availability to Joint
 Venture
                                             --------------


     The undersigned hereby certify that they are, respectively, the chief executive officer and chief financial officer of Telepanel Systems Inc. ("Telepanel"), and that the above information is true and correct. The undersigned further certify that: there is no breach by Telepanel or any of its subsidiaries of the Joint Distribution Agreement dated February 3, 1998 (the "Joint Venture Agreement") between Telepanel and Electronic Retailing Systems International, Inc., or the documents contemplated thereby, or the Combination Agreement (as defined therein); the respective representations and warranties of Telepanel and its subsidiaries contained in the Joint Distribution Agreement and the documents contemplated thereby, and in the Combination Agreement, are true and correct as of the date hereof with the same effect as though all such representations and warranties were made at and as of the date hereof; and no fact or circumstance exists which constitutes or with notice or passage of time or otherwise would constitute a breach of or default by Telepanel or any of its subsidiaries under the Joint Distribution

Agreement and the documents contemplated thereby, or under the Combination Agreement, has occurred.


                              TELEPANEL SYSTEMS INC.


Date:                         By
                                -------------------------------
                                Chief Executive Officer


                              By
                                -------------------------------
                                Chief Financial Officer

                                                       EXHIBIT E

                      BORROWING CERTIFICATE
Inventory certified by Telepanel
 Systems Inc. ("Telepanel"), as
 described in and calculated pur-
 suant to clause (x) of Paragraph
 (d)(i) of Article IV of Joint
 Distribution Agreement identified
 below, and otherwise meeting the
 criteria under said Paragraph (d)(i)   U.S. $
                                             -------------
Receivables certified by Telepanel,
 described in and calculated pur-
 suant to clause (y) of Paragraph
 (d)(i) of Article IV of Joint
 Distribution Agreement identified
 below, and otherwise meeting the
 criteria under said Paragraph (d)(i)
                                             -------------
Advance Limit - Lesser of (i)
 U.S.$2,000,000 or (ii) sum of
 50% of outstanding inventory and
 90% of outstanding receivables
                                             -------------
Outstanding borrowings of
 Telepanel/ERS Joint Venture, Inc.
 (the "Joint Venture")
                                             -------------
Outstanding availability to Joint
 Venture
                                             -------------
Requested Borrowing
                                             -------------

     The undersigned hereby certifies that they are, respectively, the chief executive officer and chief financial officer of the Joint Venture, and that the above information is true and correct. The undersigned further certify that: there is no breach by the Joint Venture of its obligations contemplated under the Joint Distribution Agreement dated February 3, 1998 (the "Joint Venture Agreement") between Telepanel and Electronic Retailing Systems International, Inc., or the documents contemplated thereby; the representations and warranties of the Joint Venture contained in the documents contemplated by the Joint Distribution Agreement are true and correct as of the date hereof with the same effect as though all such representations and warranties were made at and as of the date hereof; and no fact or circumstance exists which constitutes or with notice or passage of time or otherwise would constitute a breach of or default by the Joint Venture under its obligations contemplated under the Joint Distribution Agreement and the documents contemplated thereby has occurred.


                              TELEPANEL/ERS JOINT VENTURE, INC.


Date:                         By
                                -------------------------------
                                Chief Executive Officer


                              By
                                -------------------------------
                                Chief Financial Officer

                                                       EXHIBIT F
                TELEPANEL/ERS JOINT VENTURE INC.

               GUARANTEED SECURED PROMISSORY NOTE

U.S.$2,000,000                                  February 3, 1998

          SECTION 1. General. (a) TELEPANEL/ERS JOINT VENTURE INC., a corporation organized and existing under the laws of Ontario (hereinafter referred to as the "Joint Venture"), for value received, hereby promises to pay to ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "ERS"), or order, the aggregate principal amount of U.S.$2,000,000 (Two Million U.S. Dollars), or such lesser amount as shall be outstanding hereunder advanced under the Joint Distribution Agreement (as hereinafter defined), which shall be due and payable at the time or times set forth in Paragraph (d) of
Article IV of the Joint Distribution Agreement (subject to prepayment in whole or in part in the manner provided in the Joint Distribution Agreement and in Section 3 hereof), in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts, and to pay interest on the unpaid balance of the principal amount hereof monthly at a rate per annum equal to 2.5% in excess of the Prime Rate (as hereinafter defined) from time to time in effect, in like coin or currency, on the first day of each calendar month from the date hereof until the obligation of the Joint Venture with respect to the payment thereof shall be discharged, all payments and prepayments of principal of this Note to be made in the manner hereinbelow set forth. Interest hereon shall be computed on the basis of a 360-day year. For purposes of the Interest Act (Canada), whenever any interest is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate is equivalent to (i) the applicable rate based on a year of 360 days,
(ii) multiplied by the actual number of days in the calendar year in which the period for such interest is payable (or compounded) ends, and (iii) divided by 360.

     (b) The Joint Venture hereby authorizes the holder of this Note, or its duly authorized agent, to endorse on the grid attached as Schedule A to this Note an appropriate notation evidencing the amount of each Working Capital Advance (as defined in the Joint Distribution Agreement), which, in the absence of manifest error, shall be conclusive as to the outstanding principal amount of all such advances; provided, however, that the failure to make such notation with respect to any such advance shall not limit or otherwise affect the obligation of the Joint Venture to the holder of this Note hereunder.

          SECTION 2. Definitions. As used herein, the following terms shall have the following respective meanings:

          The term "Combination Agreement" shall mean the Combination Agreement dated October 29, 1997 between Telepanel and ERS, as from time to time amended.

          The term "Guaranties" shall mean the Unlimited
Guaranties executed to the holder of this Note by, respectively, Telepanel and each of its subsidiaries.

          The term "Joint Distribution Agreement" shall mean the Joint Distribution Agreement dated February 3, 1998 between ERS and Telepanel, as from time to time amended.

          The term "Joint Venture" shall mean Telepanel/ERS Joint
Venture Inc., a corporation organized and existing under the laws of Ontario, the maker of this Note.

          The term "Note" shall mean this Note and any Note exe-cuted and delivered by the Joint Venture in exchange or replace-ment for this Note pursuant to Section 6 hereof.

          The term "Person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

          The term "Prime Rate" shall mean the prime rate from time to time in effect at The Bank of New York for 90-day loans to substantial commercial customers.

          The term "Security Agreements" shall mean the Security
Agreements securing this Note and the Guaranties, respectively, as from time to time amended.

          The term "Telepanel" shall mean Telepanel Systems, Inc., a corporation organized and existing under the laws of Canada.

          SECTION 3. Optional Prepayment. The Joint Venture shall have the right at any time to prepay the whole, or at any time or from time to time to prepay any part, of the unpaid principal amount of this Note, without premium or penalty, provided that interest on the principal amount hereof to be so prepaid accrued to the date of such prepayment shall be paid concurrently therewith. In the event of a prepayment of this Note in part only (whether under this Section 3 or pursuant to the Joint Distribution Agreement), such prepayment shall be applied in the inverse order of maturity to the installments of principal payable pursuant to the Joint Distribution Agreement. Notices of prepayment under this Section 3 shall be given by the Joint Venture by mail and shall be mailed to the holder of this Note not less than ten days from the date fixed for prepayment. In case this Note is to be prepaid in part only, such notice shall specify the principal amount hereof to be prepaid, and the installments of principal to which such prepayment is applicable. Upon giving of notice of prepayment as aforesaid, this Note or portion hereof so specified for prepayment shall on the prepayment date specified in such notice become due and payable; and from and after the prepayment date so specified (unless the Joint Venture shall default in making such prepayment) interest on this Note or portion hereof so specified for prepayment shall cease to accrue, and this Note or portion hereof so specified for prepayment shall be paid by the Joint Venture as aforesaid.

          SECTION 4. General Covenants. The Joint Venture cove-nants and agrees with the holder of this Note as follows:

          4.1 The Joint Venture shall punctually pay or cause to be paid the principal of and interest on this Note according to the terms hereof and of the Joint Distribution Agreement.

          4.2  The Joint Venture shall:

               (a) pay and discharge promptly, or cause to be paid and discharged promptly, all taxes, assessments and gov-ernmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property), provided, however, that the Joint Venture shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Joint Venture shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it adequate with respect thereto; and

               (b) do or cause to be done all things necessary or appropriate to preserve and keep in full force and effect its corporate existence, rights and franchises.

          4.3 The Joint Venture shall not amalgamate with, merge into or sell or otherwise dispose of all or substantially all its properties as an entirety to, any person.

          SECTION 5. Events of Default and Remedies.

          5.1 The entire unpaid principal amount of this Note, together with all accrued interest hereon, at the option of the holder of this Note exercised by written notice to the Joint Venture, shall forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, that is to say:

          (a) if default shall be made in the due and punctual payment of the principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise;

          (b) if default shall be made in the due and punctual payment of any interest on this Note when and as such interest shall become due and payable;

          (c) if the Term (as defined in the Joint Distribution Agreement) shall have been terminated as a consequence of any material breach by Telepanel of the Combination Agreement, or by Telepanel or the Joint Venture or any subsidiary of Telepanel of the Joint Distribution Agreement (other than the provisions of Articles II, III, IV(a), (b) and (c), VII, IX or XI thereof), this Note, the Guaranties, the Security Agreements, or the Joint Venture Documentation (as defined in the Joint Distribution Agreement), on the date which falls 30 days thereafter;

          (d) any representation or warranty made by the Joint
Venture or the issuer of any of the Guaranties in the Joint
Distribution Agreement, the Guaranties or the Security Agreements, or incorporated by reference therein, proves to have been incorrect in any material respect when made;

          (e) if the Joint Venture or any Guarantor shall:

               (i) admit in writing its inability to pay its debts generally as they become due;

               (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act;

               (iii) make an assignment for the benefit of creditors;

               (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;

               (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

               (vi) file a petition or answer seeking reor-ganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or Canada or any state, district, province or territory thereof;

          (f) if a court of competent jurisdiction shall enter, except at the direct or indirect request of the holder of this Note, an order, judgment, or decree appointing, without the consent of the Joint Venture or any Guarantor, a receiver of the Joint Venture or such Guarantor, respectively, or of the whole or any substantial part of its property, or approving a petition filed against it seeking its reorganization or arrangement under any bankruptcy laws or statute, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof;

          (g) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Joint Venture or any Guarantor or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control;

          (h) if this Note or any Guaranty or Security Agreement shall cease to be enforceable in accordance with its terms against the Joint Venture, or any Guarantor, or the Joint Venture, or any Guarantor, shall so state in writing, or any collateral subject to any Security Agreement shall be sold, resold, assigned, delivered or possessed by or on behalf of any lender (other than ERS) pursuant to its collateral rights therein;

          (i) if (i) the Joint Venture or any Guarantor shall default beyond any period of grace provided with respect thereto in the payment of principal of, premium, if any, or interest on any obligation in respect of borrowed money when due, whether by acceleration or otherwise, or The Toronto-Dominion Bank demands payment of any indebtedness due to it of Telepanel; or (ii) the Joint Venture or any Guarantor shall default in the performance or observance of any other agreement, term or condition contained in such obligation or in any agreement under which any such obligation is created, if the effect of any such default is to cause or permit the holder or holders of such obligations (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to the date of its stated maturity;

          (k) if any criminal proceeding for which the possibility of a forfeiture of assets exists shall be instituted in any court against the Joint Venture or any Guarantor, or if the Joint
Venture or any Guarantor shall be indicted for any crime.

          5.2 In the case any one or more of the Events of Default specified in Section 5.1 hereof shall have occurred and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note, or the holder of this Note may at his option exercised by written notice to the Joint Venture declare the unpaid principal balance hereof, together with all accrued interest thereon, immediately due and payable, and otherwise proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the holder of this Note. In the event an Event of Default shall have occurred and the holder of this Note shall employ attorneys, or incur other costs and expenses for the collection of payments due or to become due, or for the enforcement or performance or observance of any obligation or agreement of the Joint Venture under this Note, the Joint Venture agrees that it will pay to the holder, on demand, the reasonable fees of such attorney together with all other costs and expenses incurred by the holder.

          5.3 No remedy herein conferred upon the holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          5.4 No course of dealing between the Joint Venture and the holder or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of the holder hereof.

          5.5 The Joint Venture and all endorsers of this Note waive presentment for payment, protest and notice of dishonor before declaring an Event of Default. The holder may delay in enforcing its rights or in giving any notices without losing its rights.

          5.6 Any and all payments made under this Note, whether timely or not, shall first be applied to late charges, second to reasonable attorney fees, third to interest and the remainder thereof to the unpaid principal of this Note.

          SECTION 6. Exchange or Replacement of Note. Upon receipt by the Joint Venture of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Joint Venture, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Note, of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 6 shall be dated as of the date to which interest has been paid on this Note.

          SECTION 7. Place of Payment. All payments shall be made payable by wire transfer as follows:

          488 Main Avenue
          Norwalk, Connecticut  06851-2500
or in such other manner as the holder may hereafter designate in writing to the Purchaser.

          SECTION 8.  Notices.  All notices, requests or
instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, as follows:

               (i)  if to the Joint Venture:

                    245 Riviera Drive
                    Markham, Ontario L3R 5J0

                    with a copy to:

                    Barry Reiter, Esq.
                    Tory Tory DesLauriers & Binnington
                    Aetna Tower-Suite 3000
                    P.O. Box 270
                    Toronto-Dominion Centre
                    Toronto, Ontario M5K 1N2

               (ii) if to the holder of this Note:

                    488 Main Avenue
                    Norwalk, Connecticut  06851-2500

                    with a copy to:

                    Howard Kailes, Esq.
                    Krugman Chapnick & Grimshaw LLP
                    Park 80 West - Plaza Two
                    Saddle Brook, New Jersey 07663


Any notice so addressed and mailed, shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

          SECTION 9. Late Charge and Default Interest. The Joint Venture shall pay on demand a late charge of five percent of each installment overdue more than ten days (provided that if such amount is usurious under governing law, then such amount shall be limited so as not to exceed the amount permitted by law). If the Joint Venture fails to pay the balance of this Note when due, or if the holder of this Note exercises its option to accelerate the balance due after default as provided herein, then the outstanding principal due shall, in lieu of interest otherwise herein provided, bear interest at the default rate equal to the Prime

Rate plus 4.5% per annum, from and after the date of default
(provided that if such rate is usurious under governing law, then such amount shall be limited so as not to exceed the amount permitted by law).

          SECTION 10. Taxes.

          (a) All payments to the holder of this Note hereunder shall be made free and clear of and without deduction or withholding for any and all taxes, levies, imposts, deductions, charges or withholdings and all related liabilities (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to as "Taxes") imposed by any jurisdiction (or any political subdivision or taxing authority of it), unless such Taxes are required by applicable law to be deducted or withheld. If the Joint Venture shall be required by applicable law to deduct or withhold any such Taxes from or in respect of any amount payable hereunder, (i) the amount payable shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to any additional amounts paid under this Section 10), the holder receives an amount equal to the amount it would have received if no such deduction or withholding had been made, (ii) the Joint Venture shall make such deductions or withholdings, and (iii) the Joint Venture shall immediately pay the full amount deducted or withheld to the relevant governmental entity in accordance with applicable law.

          (b) The Joint Venture agrees to immediately pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits, taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes") which arise from any payment made by the Joint Venture hereunder or from the execution, delivery or registration of, or otherwise with respect to, this promissory note or security granted pursuant hereto.

          (c) The Joint Venture shall indemnify the holder of this Note for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by the Joint Venture under this
Section 10) paid by the holder of this Note and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes or Other Taxes, whether or not they were correctly or legally asserted, excluding, in the case of the holder of this Note, taxes imposed on its net income or capital taxes or receipts and franchise taxes. Payment under this indemnification shall be made within 30 days from the date the holder of this Note makes written demand for it. A certificate as to the amount of such Taxes or Other Taxes submitted to the Joint Venture by the holder of this Note shall be conclusive evidence, absent manifest error, of the amount due from the Joint Venture to the holder of this Note.

          (d) The Joint Venture shall furnish to the holder of this Note the original or a certified copy of a receipt evidencing payment of Taxes or Other Taxes made by the Joint Venture within 30 days after the date of any payment of Taxes or Other Taxes.

          (e) The provisions of this Section 10 shall survive the termination of this promissory note.

          SECTION 11. Judgment Currency.

          (a) If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of any amount due to the holder of this Note in respect of the Joint Venture's obligations under this note in any currency (the "Original Currency") into another currency (the "Other Currency"), the Joint Venture, to the fullest extent that it may effectively do so, agrees that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the holder of this Note could purchase the Original Currency with the Other Currency on the business day preceding that on which final judgment is paid or satisfied.

          (b) The obligations of the Joint Venture in respect of any sum due in the Original Currency from it to the holder of this Note shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the business day following receipt by the holder of this Note of any sum adjudged to be so due in such Other Currency the holder of this Note, in accordance with its normal banking procedures, purchases the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the holder of this Note in the Original Currency, the Joint Venture agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the holder of this Note against such loss.

          SECTION 12. Section Headings. The section headings contained herein are for the purpose of convenience of reference only and are not intended to define or limit the contents of any such Section.

          SECTION 13. Severability. In the event that one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          SECTION 14. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Connecticut applicable to agreements made and to be performed entirely within such state.

          SECTION 15. Related Agreement. This Note is issued pursuant to the Joint Distribution Agreement and is subject to the provisions thereof. This Note is guaranteed pursuant to the Guaranties, which, together with this Note, are secured by the provisions of the Security Agreements, respectively, and entitled to the benefits set forth thereunder. Copies of the foregoing agreements may be obtained at the principal executive offices of the Joint Venture, and by this reference are incorporated herein.


                         TELEPANEL/ERS JOINT VENTURE INC.



                         By
                           --------------------------------


                                                      SCHEDULE A

<CAPTIONS>
                                     Amount of         Amount of
                    Amount of        Interest          Principal
Date                Borrowing          Paid            Installment
----                ---------        ---------         -----------







                                                       EXHIBIT G

     UNLIMITED GUARANTEE dated as of              , 1998, by
Telepanel Systems, Inc., a corporation duly organized and validly existing under the laws of Canada (hereinafter referred to as the "Guarantor"), for the benefit of Electronic Retailing Systems International, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter referred to as "ERS").

                      W I T N E S S E T H:

     WHEREAS, ERS has entered into a Joint Distribution Agreement dated as of February 3, 1998 (hereinafter called the "Joint Distribution Agreement") with the Guarantor, pursuant to which ERS has agreed to make loans to Telepanel/ERS Joint Venture, Inc., a corporation duly organized and validly existing under the laws of Ontario (hereinafter referred to as the "Joint Venture"), upon the terms and subject to the conditions set forth in the Joint Distribution Agreement and pursuant to a Guarantied, Secured Promissory Note dated February 3, 1998 (hereinafter referred to as the "Note") executed by the Joint Venture to ERS; and

     WHEREAS, the Guarantor will derive substantial direct and indirect economic benefit from the execution of the Joint
Distribution Agreement and the transactions contemplated therein;

     NOW, THEREFORE, in order to induce ERS to advance the sums to the Joint Venture evidenced by the Note, and in exchange for other valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor hereby agrees with ERS as follows:

     SECTION 1. Guarantee of Obligations.

     (a) Effective as of the date hereof, the Guarantor unconditionally guarantees (i) the due and punctual payment of principal of and interest on, and all other amounts pursuant to, the Note, when due, whether at maturity, by acceleration, by notice of prepayment or otherwise, and all other obligations of the Joint Venture to ERS incurred pursuant to the Joint Distribution Agreement, (ii) the performance and observance of all terms, covenants, conditions, obligations and provisions to be performed, paid or observed by the Joint Venture to ERS under the Note and the Joint Distribution Agreement, and (iii) the due and punctual performance of, and payment of, all other indebtedness obligations or other liabilities presently or hereafter owing by the Joint Venture to ERS (all the foregoing hereinafter, collectively, referred to as the "Obligations"). To the fullest extent permitted by law, the Guarantor further agrees that the Obligations may be increased, modified, amended, extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound upon this Guarantee notwithstanding any increase, modification, amendment, extension or renewal of any Obligation.

     (b) To the fullest extent permitted by law, the Guarantor waives (i) presentation to, demand of payment from, and protest to, the Joint Venture of any of the Obligations, (ii) acceptance and notice of acceptance of this Guarantee, (iii) notice of protest for nonpayment, or of any demand for payment and notice of default or non-payment as to any Obligation, (iv) any present or future duty of ERS to disclose material information regarding the Joint Venture and/or the Obligations, (v) trial by jury and the right thereto in any action or proceeding of any kind or nature, arising on, under or by reason of or relating in any way to this Guarantee, (vi) notice of foreclosure by ERS on any security held for the Obligations or any of them, and (vii) all other notices to which the Guarantor might otherwise be entitled in connection with this Guarantee. The obligations of the Guarantor hereunder shall not be affected by (i) the failure of ERS to assert any claim or demand or to enforce any right or remedy against the Joint Venture under the provisions of the Note, the Joint Distribution Agreement or any other agreement or otherwise; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of the Note, the Joint Distribution Agreement or any other agreement; (iv) the creation, release of, or failure to perfect any security held by ERS for the Obligations or any of them; (v) the failure of ERS to exercise any right or remedy against any other guarantor of the Obligations; (vi) the exercise of rights by ERS which prevent the Guarantor from exercising its right of subrogation against the Joint Venture; (vii) the failure of ERS to file a claim in any bankruptcy or reorganization proceedings with respect to the Joint Venture or any other failure to collect the Obligations or any of them from the Joint Venture; (viii) the running of any applicable statute of limitations with respect to the Obligations or any portion thereof; or (ix) any other action or failure to take action by ERS which under applicable law would act to release the Joint Venture regarding the Obligations.

     (c) The Guarantor further agrees that this Guarantee constitutes a guarantee of payment when due and not of collection, and, to the fullest extent permitted by law, waives any right to require that any resort be had by ERS to any security held for payment of the Obligations or to any balance any deposit account or credit on the books of ERS in favor of the Joint Venture or any other person.

     (d) To the fullest extent permitted by law, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the

Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor hereunder, to the fullest extent permitted by law, shall not be discharged or impaired or otherwise affected by the failure of ERS to assert any claim or demand or to enforce any remedy under the Note or the Joint Distribution Agreement or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.

     (e) The Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by ERS upon the bankruptcy or reorganization of the Joint Venture or otherwise.

     (f) In furtherance of the foregoing and not in limitation of any other right which ERS may have at law or in equity against the Guarantor by virtue hereof, upon the failure of the Joint Venture to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to and will, upon receipt of written demand by ERS, forthwith pay, or cause to be paid, to ERS in cash the amount of such unpaid Obligations.

     (g) Any and all rights and claims of the Guarantor against the Joint Venture or any of its property, arising by reason of any payment by the Guarantor to ERS pursuant to the provisions of this Guarantee, shall be subordinate and subject in right of payment to the prior payment in full of all Obligations to ERS.

     SECTION 2. Representations and Warranties. The Guarantor hereby represents, warrants and covenants to ERS that:

     (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged. The Guarantor is licensed or qualified to transact business as a foreign corporation in all jurisdictions wherein it is required to be so licensed or so qualified in order to enter into this Guarantee and to perform its covenants and agreements hereunder.

     (b) The execution and delivery of this Guarantee by the Guarantor, the performance by the Guarantor of its covenants and agreements hereunder and the consummation by the Guarantor of the transactions herein contemplated have been duly authorized by all necessary corporate action. This Guarantee constitutes the valid and legally binding guarantee of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting generally the enforcement of creditor's rights and by limitations on the availability of equitable remedies.

     (c) Neither the execution and delivery of this Guarantee nor the consummation of the transactions contemplated herein will violate any provision of the articles of incorporation or by-laws of the Guarantor or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court, government or governmental agency, domestic or foreign, or conflict with or result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Guarantor is a party or by which the Guarantor or any of its assets is bound.

     (d) The obligations of the Guarantor to pay the principal of and interest and related fees on the Note and all other obligations payable by the Guarantor hereunder, will, upon demand for payment by ERS pursuant to Section 1 hereof, constitute direct, unconditional and general obligations of the Guarantor and rank in right of payment pari passu with all indebtedness and liabilities for borrowed money, or other obligations arising out of the extension of credit, of the Guarantor, it being acknowledged that the security interest of ERS hereinafter referenced shall be subordinate to the security interest of The Toronto-Dominion Bank but prior in right to any other interest in the assets of the Guarantor. The Guarantor has not issued any such indebtedness or incurred any such liability or obligation which is subordinated to any other such indebtedness, liability or obligation but which will not be subordinated to the payment in full of any and all amounts payable hereunder.

     SECTION 3. Supplemental Documentation. In connection with the execution and delivery of this Guarantee, the Guarantor has furnished or caused to be furnished to ERS a certificate dated the date hereof of the Secretary or an Assistant Secretary of the Guarantor in form and substance satisfactory to ERS, with respect to all corporate proceedings and authorizations in connection with this Guarantee and the transactions contemplated hereby, the articles of incorporation and by-laws of the Guarantor, and such additional supporting documents as ERS may reasonably request.

     SECTION 4. Setoff. In addition to and not in limitation of any rights which ERS may have under applicable law or otherwise, the Guarantor authorizes ERS, to the fullest extent permitted by law, to apply any amount held on behalf of the Guarantor outstanding in or towards satisfaction of any sum past due to ERS from the Guarantor hereunder and in the name of the Guarantor or

ERS to do all such acts and execute all such documents as may be necessary or expedient for any such purpose.

     SECTION 5. Modification of Agreement. No modification, amendment or waiver of any provision of, nor any consent required by, this Guarantee, nor any consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by ERS and then such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

     SECTION 6. Remedies Cumulative. etc. No right, power or remedy herein conferred upon or reserved to ERS is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of ERS pursuant to this Guarantee, the Joint Distribution Agreement, or the Note or now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to every other right, power or remedy pursuant to this Guarantee, or the Note or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by ERS of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by ERS of any or all such other rights, powers or remedies.

     SECTION 7. No Waiver, etc. To the fullest extent permitted by law, no failure or delay by ERS to insist upon the strict performance of any term, condition, covenant or agreement of this Guarantee, the Joint Distribution Agreement, or of the Note or to exercise any right, power or remedy hereunder or thereunder or consequent upon a breach hereof or thereof, shall constitute a waiver of any such term, condition covenant, agreement, right, power or remedy or of any such breach, or preclude ERS from exercising any such right, power or remedy at any later time or times.

     SECTION 8. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by telecopy (or like transmission), as follows:

               (1)  if to the Guarantor:

                    245 Riviera Drive
                    Markham, Ontario
                    Canada L3R SJ9

                    Attention: President

                    Telecopy Number: (905) 477-9528

                    with a copy to:

                    Barry Reiter, Esq.
                    Tory Tory DesLauriers & Binnington
                    Aetna Tower-Suite 3000
                    P.O. Box 270
                    Toronto-Dominion Centre
                    Toronto, Ontario M5K 1N2

                    Telecopy Number: (416) 865-7380

               (2)  if to ERS:

                    488 Main Avenue
                    Norwalk, Connecticut  06851

                    Attention:  Chairman of the Board

                    Telecopy Number:  (203) 849-2501

                    with a copy to:

                    Howard Kailes, Esq.
                    Krugman Chapnick & Grimshaw LLP
                    Park 80 West - Plaza Two
                    Saddle Brook, New Jersey  07663

                    Telecopy Number: (201) 845-9627

Any notice so addressed and mailed shall be deemed to be given when so mailed. Any notices addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

     SECTION 9. Survival of Agreement. Each representation, warranty, covenant and agreement of the herein contained, or contained in any certificate delivered pursuant hereto, shall survive the making by ERS of all advances under the Joint Distribution Agreement and the execution and delivery to ERS of the Note, notwithstanding any investigation at any time made by or on behalf of any party, and shall continue in full force and effect so long as any Obligation is outstanding and unpaid.

          SECTION 10. Taxes.

          (a) All payments to ERS hereunder shall be made free and clear of and without deduction or withholding for any and all taxes, levies, imposts, deductions, charges or withholdings and all related liabilities (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to as "Taxes") imposed by any jurisdiction (or any political subdivision or taxing authority of it), unless such Taxes are required by applicable law to be deducted or withheld. If Telepanel shall be required by applicable law to deduct or withhold any such Taxes from or in respect of any amount payable hereunder, (i) the amount payable shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to any additional amounts paid under this
Section 10), ERS receives an amount equal to the amount it would have received if no such deduction or withholding had been made,
(ii) Telepanel shall make such deductions or withholdings, and
(iii) Telepanel shall immediately pay the full amount deducted or withheld to the relevant governmental entity in accordance with applicable law.

          (b) Telepanel agrees to immediately pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits, taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes") which arise from any payment made by Telepanel hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guarantee, the Note or any security granted pursuant hereto.

          (c) Telepanel shall indemnify ERS for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by Telepanel under this Section 10) paid by ERS and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes or Other Taxes, whether or not they were correctly or legally asserted, excluding, in the case of ERS, taxes imposed on its net income or capital taxes or receipts and franchise taxes. Payment under this indemnification shall be made within 30 days from the date ERS makes written demand for it. A certificate as to the amount of such Taxes or Other Taxes submitted to Telepanel by ERS shall be conclusive evidence, absent manifest error, of the amount due from Telepanel to ERS.

          (d) Telepanel shall furnish to ERS the original or a certified copy of a receipt evidencing payment of Taxes or Other
Taxes made by Telepanel within 30 days after the date of any payment of Taxes or Other Taxes.

          (e) The provisions of this Section 10 shall survive the termination of this Guarantee.

          SECTION 11. Judgment Currency.

          (a) If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of any amount due to ERS in respect of Telepanel's obligations under this Guarantee in any currency (the "Original Currency") into another currency (the "Other Currency"), Telepanel, to the fullest extent that it may effectively do so, agrees that the rate of exchange used shall be that at which, in accordance with normal banking procedures, ERS could purchase the Original Currency with the Other Currency on the business day preceding that on which final judgment is paid or satisfied.

          (b) The obligations of Telepanel in respect of any sum due in the Original Currency from it to ERS shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the business day following receipt by ERS of any sum adjudged to be so due in such Other Currency ERS, in accordance with its normal banking procedures, purchases the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to ERS in the Original Currency, Telepanel agrees, as a separate obligation and notwithstanding any such judgment, to indemnify ERS against such loss.

     SECTION 12. Entire Agreement. This Guarantee contains the entire agreement with respect to the transactions contemplated hereby, and supersedes all prior understandings, arrangements and agreements with respect to the subject matter hereof.

     SECTION 13. Benefit of Agreement. This Guarantee shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 14. Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of Connecticut applicable in the case of agreements made and to be performed entirely within such State.

     SECTION 15. Captions. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

     SECTION 16. Severability. In the event that one or more of the provisions of this Guarantee shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guarantee, but this Guarantee shall be construed as if such invalid, illegal or unenforceable provision and never been contained herein.

     SECTION 17. Collateral. This Guarantee is secured by the terms and provisions of a Security Agreement between ERS and the Guarantor dated the date hereof and is entitled to the benefits thereof.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed, as indicated below by its duly authorized officer, all as of the day and year first-above written.

                              TELEPANEL SYSTEMS INC.



                              By
                                ------------------------------
ACCEPTED:

ELECTRONIC RETAILING SYSTEMS
 INTERNATIONAL, INC.



By
  ---------------------------

                                                     EXHIBIT H-1
                       SECURITY AGREEMENT

     AGREEMENT dated as of           , 1998, by and between
TELEPANEL/ERS JOINT VENTURE, INC., a corporation duly incorporated and validly existing under the laws of Ontario (hereinafter referred to as the "Joint Venture"), and the undersigned
ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware
(hereinafter referred to as "ERS").

                      W I T N E S S E T H:

     WHEREAS, under the terms and conditions of a Joint Distribution Agreement dated February 3, 1998 (hereinafter referred to as the "Joint Distribution Agreement") between Telepanel Systems Inc. (hereinafter referred to as "Telepanel") and ERS, and a Guaranteed Secured Promissory Note dated February 3, 1998 (hereinafter referred to as the "Note") executed by the Joint Venture to ERS, ERS is obligated to make certain Working Capital Advances (as defined in the Joint Distribution Agreement) to the Joint Venture in the aggregate principal amount of up to U.S.$2,000,000, with payment of the Note and any other obligations of the Joint Venture to ERS to be guaranteed and secured as provided for in the Joint Distribution Agreement and the Note;

     NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. Collateral. For purposes of this Agreement, the term "Collateral" shall mean all of the Joint Venture's undertaking and business and all its property and assets and rights for the time being, both present and future, of whatsoever nature and kind and wheresoever situate, including, without limiting the generality of the foregoing, all of its present and future goodwill, franchises, privileges, benefits, immunities, rents, revenues, incomes, moneys, contracts, book debts, accounts receivable, negotiable and non-negotiable instruments, judgments, securities, choses in action, inventories and all other property and things of value of every kind and nature, tangible and intangible, legal or equitable, of which it may be possessed or to which it may be entitled or that may in the future be acquired by it.

     2. Creation of Security Interest. As an inducement to ERS to make the Working Capital Advances, and to secure prompt payment, performance and discharge in full of all of the Joint Venture's obligations (hereinafter referred to as the "Obligations") on the part of the Joint Venture to be paid or performed under the Note and as contemplated under the Joint Distribution Agreement, the Joint Venture hereby unconditionally and irrevocably grants to ERS a continuing security interest in, and lien upon and a right of set-off against and a mortgage and charge over all of the Collateral. The foregoing security interest shall constitute a first priority lien upon all of the Collateral, except that such lien shall be subordinate in right to the rights in such Collateral existing on the date hereof held by The Toronto-Dominion Bank (hereinafter referred to "T-D"). Notwithstanding the foregoing, the foregoing security interest shall not extend to consumer goods, nor extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease now held or hereafter acquired by the Joint Venture in respect of real property, but the Joint Venture shall stand possessed of any such last day upon trust to assign and dispose of it as ERS may direct. Without limiting any rights of ERS under the Joint Distribution Agreement hereunder, the parties acknowledge, as a matter of clarity, that prior to any payment becoming due under the Note and remaining unpaid Telepanel may at any time, without the consent of ERS: (a) sell, assign, transfer, exchange, lease, consign or otherwise dispose of inventory in the ordinary course of its business; (b) sell or otherwise dispose of such part of its equipment which is no longer necessary or useful in connection with its business or which has become worn out or obsolete or unsuitable for the purpose for which it was intended; and (c) subject to Section 5 of this Agreement, collect accounts receivable in the ordinary course of its business. Upon the payment, performance and discharge in full of all Obligations, the security interest granted herein shall expire.

     3. Financing Statements. The right is expressly granted to ERS, in its sole discretion, to file one or more financing statements without the signature of the Joint Venture under applicable provisions in law, as enacted in any jurisdiction in which perfection of the security interest granted to ERS hereunder is required, naming the Joint Venture as debtor and ERS as secured party and indicating therein the items to be secured, or any of them, herein specified, and such other documentation shall be required by ERS so as to perfect the security interest granted to ERS hereunder pursuant to the laws of any jurisdiction in which such perfection is required. The Joint Venture will, upon request by ERS, execute such financing statements and other notices, affidavits or other documents as ERS may deem necessary to protect its security interest granted under Section 1 hereof. Without the prior written consent of ERS, the Joint Venture will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement, with respect to the Collateral in which ERS is not named as the sole secured party or grant or permit the placing upon the Collateral of any lien other than that granted hereby except as expressly provided in this Agreement. All filing costs under this Section 3 shall be borne by the Joint Venture.

     4.   Representations, Warranties and Covenants.  The Joint
Venture hereby represents and warrants to, and covenants with, ERS that:

          (a) The Joint Venture (i) has, and shall have at all times hereafter until all of the Obligations shall have been paid in full, good and marketable title to the Collateral, (ii) owns, and shall own at all times hereafter until all of the Obligations shall have been paid in full, the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments of any kind or nature whatsoever, (other than the lien of T-D and other than liens subordinated to the rights of ERS hereunder) and (iii) acknowledges that: (w) value has been given, (x) it has rights in the Collateral (other than after-acquired Collateral), (y) it has not agreed to postpone the time of attachment of the security interest granted herein, and (z) it has received a duplicate original copy of this security agreement. The Joint Venture shall preserve the Collateral and abstain from and not permit the commission of waste with regard thereto. The Joint Venture shall at all times maintain the liens and security interests provided for hereunder as valid and perfected first liens and security interests in the Collateral (subordinate, however to the lien of T-D), and each item thereof, hereby granted to ERS, and shall safeguard and protect the Collateral, and all items thereof, for the account of ERS.

          (b) The Joint Venture shall comply in all material respects with all applicable national, provincial, county, municipal and other laws, ordinances, rules, and regulations now in force or hereafter enacted with respect to the ownership or use of the Collateral.

          (c) All inventory included in the Collateral and certified by Telepanel to ERS under clause (x) of Paragraph (d)(i) of Article IV of the Joint Distribution Agreement is and shall conform to the requirements under paragraph (d) of Article IV of the Joint Distribution Agreement of inventory certified by Telepanel pursuant to said clause (x). Each account receivable included in the Collateral and certified by Telepanel to ERS under clause (y) of Paragraph (d)(i) of Article IV of the Joint Distribution Agreement is and shall conform to the requirements under paragraph (d) of Article IV of the Joint Distribution Agreement of receivables certified by Telepanel pursuant to said clause (y), and be evidenced by such invoices, shipping documents, or other instruments ordinarily used in the trade as shall be reasonably satisfactory to ERS; each such account receivable is and shall be a valid and legally binding obligation of the account debtor, not subject to credit, allowance, offset, defense, counterclaim or adjustment by the account debtor, except discounts allowed for prompt payment or credits or allowances in the ordinary course of business; and all representations made by the Joint Venture to ERS with reference to the description, content or valuation of any or all such items is and shall be true and correct.

          (d) The Joint Venture shall from time to time execute and deliver to ERS, in such form and manner required by ERS, such confirmatory schedules of accounts receivable included in the Collateral, and other appropriate reports designating, identifying and describing the Collateral. The Joint Venture shall furnish ERS with schedules of agings of such accounts receivable in such form and at such intervals as ERS may from time to time specify. In addition, the Joint Venture shall provide to ERS copies of agreements with, or purchase orders from the Joint Venture's customers and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to such accounts receivable as ERS may require.

          (e) The Joint Venture shall defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein and shall pay promptly when due all taxes and assessments upon the Collateral. At its op-tion, ERS may discharge any or all taxes, liens or other encumbrances at any time levied against or placed on the Collateral, all of which amounts shall become part of the Obligations. The Joint Venture shall not compromise, discharge, extend the time for payment or otherwise grant any indulgence or allowance with respect to any account receivable included in the Collateral without the prior written consent of ERS, which consent shall not unreasonably be withheld.

          (f) The Joint Venture shall maintain insurance coverage in accordance with good business practice against loss or damage to the Collateral by fire and other hazards, with such insurance carriers as are reasonably satisfactory to ERS. In the event of loss or damage in any material respect to such Collateral as shall constitute tangible property, the Joint Venture shall give immediate written notice thereof to ERS. In such events, the Joint Venture shall promptly adjust or compromise any loss claims under the insurance and replace such Collateral or apply the proceeds to the outstanding Obligations to ERS. If the Joint Venture fails to promptly adjust or compromise any loss claims under the insurance, ERS shall have the right at its election, to adjust or compromise any such loss claims under such insurance.

          (g) The Joint Venture shall at all times keep accurate and complete books and records of the Collateral in such detail, form and scope as ERS shall reasonably require, and shall maintain the same at its principal place of business. Such books and records shall be maintained in accordance with recognized, good accounting principles and practices and in a manner reasonably satisfactory to ERS. ERS, or any of its agents shall have the right to call at the Joint Venture's place or places of business upon reasonable prior notice and at intervals to be determined by ERS, and without hindrance or delay, to inspect, audit, make verifications (including those with account debtors) and otherwise check and make extracts from such books and records (including, without limitation, orders, receipts, correspondence and other data) relating to the Collateral or to any other transactions be-tween the parties hereto. If requested by ERS, the Joint Venture shall mark its records concerning accounts receivable included in the Collateral in a manner satisfactory to ERS to show the latter's security interest therein.

          (h) The Joint Venture's complete legal name is as first set forth above, and the Joint Venture does not utilize or do business under any tradename. The Joint Venture sole place of business, and the location of its records of the Collateral, is as set forth hereinafter. The Joint Venture shall not without at least 30 days prior written notice to ERS change its principal place of business, change the location of its records of the Collateral, nor open any new places of business or close any existing places of business, or change its name or any tradename, or locate inventory or other Collateral outside of its principal place of business, in any such case which would require the filing of an additional financing statement or statements, or other documentation, then or at any time in the future required to preserve the security interest of ERS in any items of the Collateral.

     5. Action of the Joint Venture. Should any covenant, duty, or agreement of the Joint Venture fail to be performed in accordance with its terms hereunder, ERS may perform or attempt to perform such covenant, duty or agreement on behalf of the Joint Venture and any amount expended by ERS in such performance or attempted performance together with interest thereon at the rate then provided for in the Note, shall become a part of the Obligations secured by this Agreement, and, at the request of ERS, the Joint Venture covenants and agrees to promptly pay such amount to ERS; provided, that ERS does not assume and shall never have any liability for the performance of any duties of the Joint Venture under or in connection with the Collateral, or any part thereof, or under any transaction, agreement, or contract out of which the Collateral, or any part thereof, may arise. Without limiting any provision contained in the Joint Distribution Agreement, in the event any payment becomes due under the Note and remains unpaid, if requested by ERS the Joint Venture shall forthwith notify all of its account debtors that its accounts receivable have been assigned to and shall be payable to ERS, and shall indicate on all billings therefor that all payments thereon shall be made directly to ERS. Without limiting any provisions contained in the Joint Distribution Agreement, ERS may, at any time upon, in the event any payment becomes due under the Note and remains unpaid, and at any time thereafter, in its own name or in the name of the Joint Venture: (i) notify any and all account debtors that the Joint Venture's accounts receivable have been assigned to ERS and that any payment on account thereof shall be made directly to ERS; (ii) collect, compromise, endorse, sell, assign, discharge, or extend the time for payment of, any such account; (iii) institute legal action for the collection of any such account, and (iv) do all acts and things incidental thereto, all of which are hereby approved by the Joint Venture. Regardless of any other provision hereof, however, ERS shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of any proceeds of an account receivable, nor shall it be under any duty whatsoever to anyone except to account for the funds that it shall actually receive hereunder.

     6. Default. ERS shall have all the rights and remedies of a secured party under the Personal Property Security Act (hereinafter referred to as the "PPSA") as in effect in the Province of Ontario (whether or not in effect in the jurisdiction where the rights and remedies are asserted) and/or any other applicable law as to the Collateral, or any part thereof, of any other jurisdiction as to the Collateral, or any part thereof, therein located (whether or not such other law applies to the affected Collateral) and shall further have, in addition to all other rights and remedies provided herein, by the Note or by law, the following rights and powers in the event any payment becomes due under the Note and remains unpaid;

               (i) ERS is authorized to take possession of the Collateral, and any and all items thereof, and, for that purpose, may enter, with the aid and assistance of any person or persons, any premises where records related to the Collateral, or any part thereof, are, or may be, placed and remove the same;

               (ii) At ERS' request, the Joint Venture shall assemble the records related to the Collateral and make it available to ERS at places which ERS shall select, whether at Telepanel's premises or elsewhere;

               (iii) ERS' obligation, if any, to make additional
     Working Capital Advances to the Joint Venture shall immediately terminate.

               (iv)  ERS shall have the right from time to time to
     (A) sell, resell, assign and deliver all or any part of the Collateral for cash, for credit or for other property, for immediate or future delivery, and for such price or prices as ERS shall determine, (B) adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale, and (C) carry out any agreement to sell the Collateral, or any part thereof, in accordance with the terms of such agreement, notwithstanding the fact that after ERS shall have entered into such an agreement the Note and other Obligations due may have been paid in full;

               (v)  Upon each such sale, ERS may, unless
     prohibited by applicable statute which cannot be waived, bid for and purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Joint Venture, which are hereby waived and released;

               (vi) The proceeds of any such sale or other disposition of the Collateral, or any part thereof, shall be applied, first, to the expenses of retaking, holding, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by ERS, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which ERS shall account to the Joint Venture for any surplus proceeds. If, upon the sale or other disposition of the Obligations, or any part thereof, the proceeds thereof are insufficient to pay all amounts to which ERS is legally entitled, the Joint Venture will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Note, and the fees of any attorneys employed by ERS to collect such deficiency. To the extent permitted by applicable law, the Joint Venture waives all claims, damages, and demands against ERS arising out of the repossession, removal, retention or sale of the Collateral, or any part thereof.

     7. ERS as Attorney-in-Fact. Without limiting any provision contained in the Joint Distribution Agreement, the Joint Venture hereby constitutes and appoints ERS, its successors and assigns, the true and lawful attorney or attorneys of the Joint Venture, with full power of substitution, for it and in its name and stead or otherwise:

               (a) to institute and prosecute from time to time, any proceedings at law, in equity or otherwise, that ERS, its successors or assigns, may deem proper in order to assert or enforce any claim, right or title of any kind in and to the Collateral, or any part thereof, and to defend and compromise any and all actions, suits or proceedings in respect of the Collateral, or any part thereof;

               (b) to receive, take, endorse, sign, assign and deliver any and all checks, notes, drafts, and other documents or instruments relating to the Collateral, or any part thereof;

               (c) to transmit to account debtors notice of the interest of ERS therein and to request from such customers at any time, in the name of ERS or of the Joint Venture, information concerning the Collateral, or any part thereof, and the amounts owing thereon;

               (d) in the event any payment becomes due under the Note and remains unpaid, and thereafter, to notify account debtors to make payment directly to ERS; and

               (e) generally to do any and all such acts and things in relation to the Collateral as ERS, its successors or assigns, shall deem advisable, including, but not limited, to, the execution of any and all financing statements and instruments contemplated under Section 2 hereof.

The Joint Venture declares that the appointment hereby made and the power hereby granted are coupled with an interest and shall be irrevocable by the Joint Venture.

     8. Appointment of Receiver and Manager. ERS may appoint in writing any person, whether an employee or employees of ERS or not, to be a receiver or a receiver and manager or institute proceedings in any court of competent jurisdiction for the appointment of a receiver (hereinafter referred to as the "Receiver") of the Collateral or any part or parts thereof. A Receiver so appointed shall have power or ERS may institute proceedings in any court of competent jurisdiction: (a) to take possession of, collect and get in the Collateral or any part thereof and for that purpose to take any proceedings in the name of the Joint Venture or otherwise; (b) to carry on or concur in carrying on the business of the Joint Venture and for that purpose to raise money on the Collateral in priority to this Agreement or otherwise; (c) to sell or concur in selling any of the Collateral; and (d) to make any arrangement or compromise which the Receiver shall think expedient in the interest of ERS. Any Receiver so appointed shall be deemed to be the agent of the Joint Venture, and the Joint Venture shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and expenses and ERS shall not be in any way responsible for any misconduct or negligence on the part of the Receiver. All moneys received by the Receiver after providing for payment of all costs, charges and expenses of or incidental to the exercise of any of the powers of the Receiver shall be applied in or towards satisfaction of the Obligations. The rights and powers conferred by this paragraph are in supplement of and not in substitution for any rights ERS may have from time to time.

     9.   Dealings by Third Parties.

          (a) No person dealing with ERS or an agent or Receiver shall be required to determine (i) whether the security interest granted herein has become enforceable, (ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to ERS by the Joint Venture, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the proprietary or regularity of any sale or other dealing by ERS with the Collateral, or (vi) how any money paid to the Lender has been applied.

          (b) Any purchaser of all or any part of the Collateral from ERS or a Receiver or agent shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of the Joint Venture, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which the Joint Venture has or may have under any rule of law or statute now existing or hereafter adopted.

     10. Term of Agreement. This Agreement shall terminate when all payments under the Note have been made in full and all other Obligations have been paid or discharged, and no further Working Capital Advances may be made under the Joint Distribution Agreement. Upon such termination, ERS, at the request of the Joint Venture, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to
Section 2 of this Agreement.

     11. Modification of Agreement. No modification, amendment or waiver of any provision of, nor any consent required by, this Agreement, nor any consent to any departure by the Joint Venture therefrom, shall in any event be effective unless the same shall be in writing and signed by ERS and then such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose which given. No notice to or demand on the Joint Venture in any case shall entitle the Joint Venture to any other or further notice or demand in the same, similar or other circumstances.

     12. Remedies Cumulative. etc. No right, power or remedy herein conferred upon or reserved to ERS is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of ERS pursuant to this Agreement or the Guaranty, the Note or the Joint Distribution Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to every other right, power or remedy pursuant to this Agreement, or the Guaranty, the Note or the Joint Distribution Agreement now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by ERS of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by ERS of any or all such other rights, powers or remedies.

     13. No Waiver, etc. To the fullest extent permitted by law, no failure or delay by ERS to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of the Note or to exercise any right, power or remedy hereunder or thereunder or consequent upon a breach hereof or thereof, shall constitute a waiver of any such term, condition covenant, agreement, right, power or remedy or of any such breach, or preclude ERS from exercising any such right, power or remedy at any later time or times.

     14. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by telecopy (or like transmission), as follows:

               (1)  if to the Joint Venture:

                    245 Riviera Drive
                    Markham, Ontario L3R 5J9

                    Attention: President

                    Telecopy Number: 905-477-7877

                    with a copy to:

                    Barry Reiter, Esq.
                    Tory Tory DesLauriers & Binnington
                    Aetna Tower-Suite 3000
                    P.O. Box 270
                    Toronto-Dominion Centre
                    Toronto, Ontario M5K 1N2

                    Telecopy Number: 416-865-7380

               (2)  if to ERS:

                    488 Main Avenue
                    Norwalk, Connecticut 06851-2500

                    Attention: Chairman of the Board

                    Telecopy Number: (203) 849-2500

                    with a copy to:

                    Howard Kailes, Esq.
                    Krugman Chapnick & Grimshaw LLP
                    Park 80 West - Plaza Two
                    Saddle Brook, New Jersey 07663

                    Telecopy Number: 201-845-9627


Any notice so addressed and mailed shall be deemed to be given when so mailed. Any notices addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses and telecopy numbers may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

     15. Survival of Agreement. Each representation, warranty, covenant and agreement of the herein contained, shall survive the making by ERS of all Working Capital Advances and the execution and delivery to ERS of the Note, notwithstanding any investigation at any time made by or on behalf of any party, and shall continue in full force and effect so long as any Obligation is outstanding and unpaid.

     16. Entire Agreement. This Agreement contains the entire agreement with respect to the transactions contemplated hereby, and supersedes all prior understandings, arrangements and agreements with respect to the subject matter hereof.

     17. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario applicable in the case of agreements made and to be performed entirely within such jurisdiction.

     19. Captions. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

     20. Severability. In the event that one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision and never been contained herein. Without limiting the generality of the foregoing, if and to the extent that any provision hereof shall conflict with any mandatory provision of the PPSA (including, without limitation, an exclusion or purported exclusion of a duty or onus imposed by the PPSA or a limitation or purported limitation of the liability of or the amount of damages recoverable from a person who has failed to discharge a duty or obligation imposed by the PPSA), such provision of the PPSA shall govern.

     21. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              TELEPANEL/ERS JOINT VENTURE, INC.



                              By
                                -------------------------------

                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.




                              By
                                --------------------------------

                                                     EXHIBIT H-2
                       SECURITY AGREEMENT

     AGREEMENT dated as of           , 1998, by and between
TELEPANEL SYSTEMS INC., a corporation duly incorporated and validly existing under the laws of Canada (hereinafter referred to as "Telepanel"), and the undersigned ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as "ERS").

                      W I T N E S S E T H:

     WHEREAS, under the terms and conditions of a Joint Distribution Agreement dated February 3, 1998 (hereinafter referred to as the "Joint Distribution Agreement") between Telepanel and ERS, and a Guaranteed Secured Promissory Note dated February 3, 1998 (hereinafter referred to as the "Note") executed by Telepanel/ERS Joint Venture, Inc. (hereinafter referred to as the "Joint Venture") to ERS, ERS is obligated to make certain Working Capital Advances (as defined in the Joint Distribution Agreement) to the Joint Venture in the aggregate principal amount of up to U.S.$2,000,000, with payment of the Note and any other obligations of the Joint Venture to ERS to be guaranteed and secured as provided for in the Joint Distribution Agreement and the Note;

     WHEREAS, Telepanel has executed and delivered to ERS its
Unlimited Guaranty dated           , 1998 (hereinafter referred to
as the "Guaranty") and has agreed to execute and deliver to ERS this Security Agreement, granting ERS a lien on and security interest in the Collateral herein described to secure Telepanel's payment and discharge of all of its obligations under the Guaranty;

     NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. Collateral. For purposes of this Agreement, the term "Collateral" shall mean all of Telepanel's undertaking and business and all its property and assets and rights for the time being, both present and future, of whatsoever nature and kind and wheresoever situate, including, without limiting the generality of the foregoing, all of its present and future goodwill, franchises, privileges, benefits, immunities, rents, revenues, incomes, moneys, contracts, book debts, accounts receivable, negotiable and non-negotiable instruments, judgments, securities, choses in action, inventories and all other property and things of value of every kind and nature, tangible and intangible, legal or equitable, of which it may be possessed or to which it may be entitled or that may in the future be acquired by it.

     2. Creation of Security Interest. As an inducement to ERS to make the Working Capital Advances, and to secure prompt payment, performance and discharge in full of all of Telepanel's obligations (hereinafter referred to as the "Obligations") on the part of Telepanel to be paid or performed under the Guaranty, Telepanel hereby unconditionally and irrevocably grants to ERS a continuing security interest in, and lien upon and a right of set-off against and a mortgage and charge over all of the Collateral. The foregoing security interest shall constitute a first priority lien upon all of the Collateral, except that such lien shall be subordinate in right to the rights in such Collateral existing on the date hereof held by The Toronto-Dominion Bank (hereinafter referred to "T-D"). Notwithstanding the foregoing, the foregoing security interest shall not extend to consumer goods, nor extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease now held or hereafter acquired by Telepanel in respect of real property, but Telepanel shall stand possessed of any such last day upon trust to assign and dispose of it as ERS may direct. Without limiting any rights of ERS under the Joint Distribution Agreement hereunder, the parties acknowledge, as a matter of clarity, that prior to any payment becoming due under the Note and remaining unpaid Telepanel may at any time, without the consent of ERS: (a) sell, assign, transfer, exchange, lease, consign or otherwise dispose of inventory in the ordinary course of its business; (b) sell or otherwise dispose of such part of its equipment which is no longer necessary or useful in connection with its business or which has become worn out or obsolete or unsuitable for the purpose for which it was intended; and (c) subject to Section 5 of this Agreement, collect accounts receivable in the ordinary course of its business. Upon the payment, performance and discharge in full of all Obligations, the security interest granted herein shall expire.

     3. Financing Statements. The right is expressly granted to ERS, in its sole discretion, to file one or more financing statements without the signature of Telepanel under applicable provisions in law, as enacted in any jurisdiction in which perfection of the security interest granted to ERS hereunder is required, naming Telepanel as debtor and ERS as secured party and indicating therein the items to be secured, or any of them, herein specified, and such other documentation shall be required by ERS so as to perfect the security interest granted to ERS hereunder pursuant to the laws of any jurisdiction in which such perfection is required. Telepanel will, upon request by ERS, execute such financing statements and other notices, affidavits or other documents as ERS may deem necessary to protect its security interest granted under Section 1 hereof. Without the prior written consent of ERS, Telepanel will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement, with respect to the Collateral in which ERS is not named as the sole secured party or grant or permit the placing upon the Collateral of any lien other than that granted hereby except as expressly provided in this Agreement. All filing costs under this
Section 3 shall be borne by Telepanel.

     4. Representations, Warranties and Covenants. In addition to all representations and warranties contained in or incorporated by reference to the Guaranty and/or the Joint Distribution
Agreement, Telepanel hereby represents and warrants to, and covenants with, ERS that:

          (a) Telepanel (i) has, and shall have at all times hereafter until all of the Obligations shall have been paid in full, good and marketable title to the Collateral, (ii) owns, and shall own at all times hereafter until all of the Obligations shall have been paid in full, the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments of any kind or nature whatsoever (other than the lien of T-D and other than liens subordinated to the rights of ERS hereunder), and (iii) acknowledges that: (w) value has been given, (x) it has rights in the Collateral (other than after-acquired Collateral), (y) it has not agreed to postpone the time of attachment of the security interest granted herein, and (z) it has received a duplicate original copy of this security agreement. Telepanel shall preserve the Collateral and abstain from and not permit the commission of waste with regard thereto. Telepanel shall at all times maintain the liens and security interests provided for hereunder as valid and perfected first liens and security interests in the Collateral (subordinate, however to the lien of T-D), and each item thereof, hereby granted to ERS, and shall safeguard and protect the Collateral, and all items thereof, for the account of ERS.

          (b) Telepanel shall comply in all material respects with all applicable national, provincial, county, municipal and other laws, ordinances, rules, and regulations now in force or hereafter enacted with respect to the ownership or use of the Collateral.

          (c) All inventory included in the Collateral and certified by Telepanel to ERS under clause (x) of Paragraph (d)(i) of Article IV of the Joint Distribution Agreement is and shall conform to the requirements under paragraph (d) of Article IV of the Joint Distribution Agreement of inventory certified by Telepanel pursuant to said clause (x). Each account receivable included in the Collateral and certified by Telepanel to ERS under clause (y) of Paragraph (d)(i) of Article IV of the Joint Distribution Agreement is and shall conform to the requirements under paragraph (d) of Article IV of the Joint Distribution Agreement of receivables certified by Telepanel pursuant to said clause (y), and be evidenced by such invoices, shipping documents, or other instruments ordinarily used in the trade as shall be reasonably satisfactory to ERS; each such account receivable is and shall be a valid and legally binding obligation of the account debtor, not subject to credit, allowance, offset, defense,
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counterclaim or adjustment by the account debtor, except discounts allowed for prompt payment or credits or allowances in the ordinary course of business; and all representations made by Telepanel to ERS with reference to the description, content or valuation of any or all such items is and shall be true and correct.

          (d) Telepanel shall from time to time execute and deliver to ERS, in such form and manner required by ERS, such confirmatory schedules of accounts receivable included in the Collateral, and other appropriate reports designating, identifying and describing the Collateral. Telepanel shall furnish ERS with schedules of agings of such accounts receivable in such form and at such intervals as ERS may from time to time specify. In addition, Telepanel shall provide to ERS copies of agreements with, or purchase orders from Telepanel's customers and copies of invoices to customers, proof of shipment or delivery and such other documentation and information relating to such accounts receivable as ERS may require.

          (e) Telepanel shall defend the Collateral against all claims and demands of all other persons at any time claiming the same or an interest therein and shall pay promptly when due all taxes and assessments upon the Collateral. At its option, ERS may discharge any or all taxes, liens or other encumbrances at any time levied against or placed on the Collateral, all of which amounts shall become part of the Obligations. Telepanel shall not compromise, discharge, extend the time for payment or otherwise grant any indulgence or allowance with respect to any account receivable included in the Collateral without the prior written consent of ERS, which consent shall not unreasonably be withheld.

          (f) Telepanel shall maintain insurance coverage in accordance with good business practice against loss or damage to the Collateral by fire and other hazards, with such insurance carriers as are reasonably satisfactory to ERS. In the event of loss or damage in any material respect to such Collateral as shall constitute tangible property, Telepanel shall give immediate written notice thereof to ERS. In such events, Telepanel shall promptly adjust or compromise any loss claims under the insurance and replace such Collateral or apply the proceeds to the outstanding Obligations to ERS. If Telepanel fails to promptly adjust or compromise any loss claims under the insurance, ERS shall have the right at its election, to adjust or compromise any such loss claims under such insurance.

          (g) Telepanel shall at all times keep accurate and complete books and records of the Collateral in such detail, form and scope as ERS shall reasonably require, and shall maintain the same at its principal place of business. Such books and records shall be maintained in accordance with recognized, good accounting principles and practices and in a manner reasonably satisfactory to ERS. ERS, or any of its agents shall have the right to call at
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Telepanel's place or places of business upon reasonable prior notice and at intervals to be determined by ERS, and without hindrance or delay, to inspect, audit, make verifications (including those with account debtors) and otherwise check and make extracts from such books and records (including, without limitation, orders, receipts, correspondence and other data) relating to the Collateral or to any other transactions between the parties hereto. If requested by ERS, Telepanel shall mark its records concerning accounts receivable included in the Collateral in a manner satisfactory to ERS to show the latter's security interest therein.

          (h) Telepanel's complete legal name is as first set forth above, and Telepanel does not utilize or do business under any tradename. Telepanel sole place of business, and the location of its records of the Collateral, is as set forth hereinafter. Telepanel shall not without at least 30 days prior written notice to ERS change its principal place of business, change the location of its records of the Collateral, nor open any new places of business or close any existing places of business, or change its name or any tradename, or locate inventory or other Collateral outside of its principal place of business, in any such case which would require the filing of an additional financing statement or statements, or other documentation, then or at any time in the future required to preserve the security interest of ERS in any items of the Collateral.

     5. Action of Telepanel. Should any covenant, duty, or agreement of Telepanel fail to be performed in accordance with its terms hereunder, ERS may perform or attempt to perform such covenant, duty or agreement on behalf of Telepanel and any amount expended by ERS in such performance or attempted performance together with interest thereon at the rate then provided for in the Note, shall become a part of the Obligations secured by this Agreement, and, at the request of ERS, Telepanel covenants and agrees to promptly pay such amount to ERS; provided, that ERS does not assume and shall never have any liability for the performance of any duties of Telepanel under or in connection with the Collateral, or any part thereof, or under any transaction, agreement, or contract out of which the Collateral, or any part thereof, may arise. Without limiting any provision contained in the Joint Distribution Agreement, in the event any payment becomes due under the Guaranty, if requested by ERS Telepanel shall forthwith notify all of its account debtors that its accounts receivable have been assigned to and shall be payable to ERS, and shall indicate on all billings therefor that all payments thereon shall be made directly to ERS. Without limiting any provisions contained in the Joint Distribution Agreement, ERS may, at any time upon, in the event any payment becomes due under the Guaranty, and at any time thereafter, in its own name or in the name of Telepanel: (i) notify any and all account debtors that Telepanel's accounts receivable have been assigned to ERS and that any payment on account thereof shall be made directly to ERS; (ii)
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collect, compromise, endorse, sell, assign, discharge, or extend the time for payment of, any such account; (iii) institute legal action for the collection of any such account, and (iv) do all acts and things incidental thereto, all of which are hereby approved by Telepanel. Regardless of any other provision hereof, however, ERS shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of any proceeds of an account receivable, nor shall it be under any duty whatsoever to anyone except to account for the funds that it shall actually receive hereunder.

     6. Default. ERS shall have all the rights and remedies of a secured party under the Personal Property Security Act (hereinafter referred to as the "PPSA") as in effect in the Province of Ontario (whether or not in effect in the jurisdiction where the rights and remedies are asserted) and/or any other applicable law as to the Collateral, or any part thereof, of any other jurisdiction as to the Collateral, or any part thereof, therein located (whether or not such other law applies to the affected Collateral) and shall further have, in addition to all other rights and remedies provided herein, by the Guaranty or by law, the following rights and powers in the event any payment becomes due under the Guaranty:

               (i) ERS is authorized to take possession of the Collateral, and any and all items thereof, and, for that purpose, may enter, with the aid and assistance of any person or persons, any premises where records related to the Collateral, or any part thereof, are, or may be, placed and remove the same;

               (ii) At ERS' request, Telepanel shall assemble the records related to the Collateral and make it available to ERS at places which ERS shall select, whether at Telepanel's premises or elsewhere;

               (iii) ERS' obligation, if any, to make additional
     Working Capital Advances to the Joint Venture shall immediately terminate.

               (iv)  ERS shall have the right from time to time to
     (A) sell, resell, assign and deliver all or any part of the Collateral for cash, for credit or for other property, for immediate or future delivery, and for such price or prices as ERS shall determine, (B) adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale, and (C) carry out any agreement to sell the Collateral, or any part thereof, in accordance with the terms of such agreement, notwithstanding the fact that after ERS shall have entered into such an agreement the Guaranty and other Obligations due may have been paid in full;

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
               (v)  Upon each such sale, ERS may, unless
     prohibited by applicable statute which cannot be waived, bid for and purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of Telepanel, which are hereby waived and released;

               (vi) The proceeds of any such sale or other disposition of the Collateral, or any part thereof, shall be applied, first, to the expenses of retaking, holding, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by ERS, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which ERS shall account to Telepanel for any surplus proceeds. If, upon the sale or other disposition of the Obligations, or any part thereof, the proceeds thereof are insufficient to pay all amounts to which ERS is legally entitled, Telepanel will be liable for the deficiency, together with interest thereon, at the rate prescribed in the Note, and the fees of any attorneys employed by ERS to collect such deficiency. To the extent permitted by applicable law, Telepanel waives all claims, damages, and demands against ERS arising out of the repossession, removal, retention or sale of the Collateral, or any part thereof.

     7. ERS as Attorney-in-Fact. Without limiting any provision contained in the Joint Distribution Agreement, Telepanel hereby constitutes and appoints ERS, its successors and assigns, the true and lawful attorney or attorneys of Telepanel, with full power of substitution, for it and in its name and stead or otherwise:

               (a) to institute and prosecute from time to time, any proceedings at law, in equity or otherwise, that ERS, its successors or assigns, may deem proper in order to assert or enforce any claim, right or title of any kind in and to the Collateral, or any part thereof, and to defend and compromise any and all actions, suits or proceedings in respect of the Collateral, or any part thereof;

               (b) to receive, take, endorse, sign, assign and deliver any and all checks, notes, drafts, and other documents or instruments relating to the Collateral, or any part thereof;

               (c) to transmit to account debtors notice of the interest of ERS therein and to request from such customers at any time, in the name of ERS or of Telepanel, information concerning the Collateral, or any part thereof, and the amounts owing thereon;


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               (d)  in the event any payment becomes due under the
     Guaranty, and thereafter, to notify account debtors to make payment directly to ERS; and

               (e) generally to do any and all such acts and things in relation to the Collateral as ERS, its successors or assigns, shall deem advisable, including, but not limited, to, the execution of any and all financing statements and instruments contemplated under Section 2 hereof.

Telepanel declares that the appointment hereby made and the power hereby granted are coupled with an interest and shall be irrevocable by Telepanel.

     8. Appointment of Receiver and Manager. ERS may appoint in writing any person, whether an employee or employees of ERS or not, to be a receiver or a receiver and manager or institute proceedings in any court of competent jurisdiction for the appointment of a receiver (hereinafter referred to as the "Receiver") of the Collateral or any part or parts thereof. A Receiver so appointed shall have power or ERS may institute proceedings in any court of competent jurisdiction: (a) to take possession of, collect and get in the Collateral or any part thereof and for that purpose to take any proceedings in the name of Telepanel or otherwise; (b) to carry on or concur in carrying on the business of Telepanel and for that purpose to raise money on the Collateral in priority to this Agreement or otherwise; (c) to sell or concur in selling any of the Collateral; and (d) to make any arrangement or compromise which the Receiver shall think expedient in the interest of ERS. Any Receiver so appointed shall be deemed to be the agent of Telepanel, and Telepanel shall be solely responsible for the Receiver's acts or defaults and for the Receiver's remuneration and expenses and ERS shall not be in any way responsible for any misconduct or negligence on the part of the Receiver. All moneys received by the Receiver after providing for payment of all costs, charges and expenses of or incidental to the exercise of any of the powers of the Receiver shall be applied in or towards satisfaction of the Obligations. The rights and powers conferred by this paragraph are in supplement of and not in substitution for any rights ERS may have from time to time.

     9.   Dealings by Third Parties.

          (a) No person dealing with ERS or an agent or Receiver shall be required to determine (i) whether the security interest granted herein has become enforceable, (ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to ERS by Telepanel, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the proprietary or regularity of any sale or other dealing by ERS with the Collateral, or (vi) how any money paid to the Lender has been applied.
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
          (b) Any purchaser of all or any part of the Collateral from ERS or a Receiver or agent shall hold the Collateral absolutely, free from any claim or right of whatever kind, including any equity of redemption, of Telepanel, which it specifically waives (to the fullest extent permitted by law) as against any such purchaser together with all rights of redemption, stay or appraisal which Telepanel has or may have under any rule of law or statute now existing or hereafter adopted.

     10. Term of Agreement. This Agreement shall terminate when all payments under the Note and the Guaranty have been made in full and all other Obligations have been paid or discharged, and no further Working Capital Advances may be made under the Joint Distribution Agreement. Upon such termination, ERS, at the request of Telepanel, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to Section 2 of this Agreement.

     11. Modification of Agreement. No modification, amendment or waiver of any provision of, nor any consent required by, this Agreement, nor any consent to any departure by Telepanel therefrom, shall in any event be effective unless the same shall be in writing and signed by ERS and then such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose which given. No notice to or demand on Telepanel in any case shall entitle Telepanel to any other or further notice or demand in the same, similar or other circumstances.

     12. Remedies Cumulative. etc. No right, power or remedy herein conferred upon or reserved to ERS is intended to be exclusive of any other right, power or remedy or remedies, and each and every right, power and remedy of ERS pursuant to this Agreement or the Guaranty, the Note or the Joint Distribution Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to every other right, power or remedy pursuant to this Agreement, or the Guaranty, the Note or the Joint Distribution Agreement now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by ERS of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by ERS of any or all such other rights, powers or remedies.

     13. No Waiver, etc. To the fullest extent permitted by law, no failure or delay by ERS to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of the Note or to exercise any right, power or remedy hereunder or thereunder or consequent upon a breach hereof or thereof, shall constitute a waiver of any such term, condition covenant, agreement, right, power or remedy or of any such breach, or
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preclude ERS from exercising any such right, power or remedy at any later time or times.

     14. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by telecopy (or like transmission), as follows:

               (1)  if to Telepanel:

                    245 Riviera Drive
                    Markham, Ontario L3R 5J9

                    Attention: President

                    Telecopy Number: 905-477-7877

                    with a copy to:

                    Barry Reiter, Esq.
                    Tory Tory DesLauriers & Binnington
                    Aetna Tower-Suite 3000
                    P.O. Box 270
                    Toronto-Dominion Centre
                    Toronto, Ontario M5K 1N2

                    Telecopy Number: 416-865-7380

               (2)  if to ERS:

                    488 Main Avenue
                    Norwalk, Connecticut 06851-2500

                    Attention: Chairman of the Board

                    Telecopy Number: (203) 849-2500

                    with a copy to:

                    Howard Kailes, Esq.
                    Krugman Chapnick & Grimshaw LLP
                    Park 80 West - Plaza Two
                    Saddle Brook, New Jersey 07663

                    Telecopy Number: 201-845-9627

Any notice so addressed and mailed shall be deemed to be given when so mailed. Any notices addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any of the above addresses and telecopy numbers may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.
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     15.  Survival of Agreement.  Each representation, warranty, covenant and agreement of the herein contained, shall survive the making by ERS of all Working Capital Advances and the execution and delivery to ERS of the Note, notwithstanding any investigation at any time made by or on behalf of any party, and shall continue in full force and effect so long as any Obligation is outstanding and unpaid.

     16. Entire Agreement. This Agreement contains the entire agreement with respect to the transactions contemplated hereby, and supersedes all prior understandings, arrangements and agreements with respect to the subject matter hereof.

     17. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario applicable in the case of agreements made and to be performed entirely within such jurisdiction.

     19. Captions. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

     20. Severability. In the event that one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision and never been contained herein. Without limiting the generality of the foregoing, if and to the extent that any provision hereof shall conflict with any mandatory provision of the PPSA (including, without limitation, an exclusion or purported exclusion of a duty or onus imposed by the PPSA or a limitation or purported limitation of the liability of or the amount of damages recoverable from a person who has failed to discharge a duty or obligation imposed by the PPSA), such provision of the PPSA shall govern.

     21. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one agreement.


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     IN WITNESS WHEREOF, the undersigned have executed this
Agreement as of the date first above written.

                              TELEPANEL SYSTEMS INC.



                              By
                                ---------------------------

                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.




                              By
                                --------------------------